UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:  811-05127

Advance Capital I, Inc.

(Exact name of registrant as specified in charter)

One Towne Square, Suite 444 Southfield, Michigan	48076
(Address of principal executive offices)	(Zip code)

Christopher M. Kostiz, President

Advance Capital I, Inc.

One Towne Square, Suite 444

Southfield, Michigan 48076

(Name and Address of agent for service)

Registrant’s telephone number, including area code:  (248) 350-8543

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

ADVANCE
CAPITAL I

AN INVESTMENT COMPANY
WITH FOUR FUNDS

Annual Report

December 31, 2015

Table of Contents

1 A Letter to Our Shareholders

3 Discussion of Fund Performance

12 Financial Highlights

20 Equity Growth Fund

22 Balanced Fund

26 Retirement Income Fund

29 Core Equity Fund

31 Statements of Assets and Liabilities

32 Statements of Operations

33 Statements of Changes in Net Assets

35 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Additional Information

Advance Capital's Pledge:

We understand that investing in any mutual fund is a leap of faith. We recognize that trust, integrity and honesty are just a few of the attributes you should expect from any financial organization. Our commitment to you is to hold true to these standards by putting your interests first at all times. We will work hard each and every day to provide you with quality service as well as our best long-term investment advice. We pledge to maintain the highest standards of TRUST, INTEGRITY & HONESTY in all of our dealings with you.

Sincerely,
Advance Capital I, Inc. Board of Directors, Management, and Staff

Dear Shareholders,

The past year proved difficult for most sectors of the equity and fixed-income markets. Stocks produced meager results as some sectors posted negative returns. In bonds, the low absolute level of interest rates, along with the prospects that the Federal Reserve would begin to normalize short- term rates, proved to be a significant headwind. While several investment themes continued into 2015, a few new ones surfaced that complicated the landscape. An improving jobs picture, low interest rates and steady improvements in housing remained the foundation for economic growth. The Federal Reserve’s decision to end their quantitative easing programs and begin the process of raising interest rates, along with the dramatic rise in the U.S. dollar versus world currencies, led to an uptick in market volatility and investor anxiety during the year. Further, the slowdown in China and growth problems in Europe further complicated the environment. Investors scrambled to discern how these forces would impact both growth and valuations in the capital markets around the world in the coming quarters and years.

At the start of the year, more than 20 foreign central banks eased monetary conditions by slashing interest rates toward zero or even below. In January, the European Central Bank (ECB) announced a 1.1 trillion euro quantitative easing program that was much larger and more open-ended than the markets expected. Along with relatively positive economic data and solid investor sentiment, the equity markets pushed higher during the first half of the year. The second half brought more volatility, with a steep price decline in August and September before bouncing back toward the end of the year. One of the key drivers of domestic growth over the past few years has been the substantial rebound in employment. Over the past year, approximately 3 million new jobs have been created and the unemployment rate has continued to fall to a post-crisis low of around 5.0 percent today. The economy has been averaging more than 200,000 new jobs per month for the past year, marking the best streak in 20 years. While there is still debate about the health of the labor market given the low participation rate and soft wage growth, the numbers suggest a continued recovery. Further gains in housing and service sectors serve as additional positive aspects of our economy. In housing, the number of homes sold but not yet started rose to the highest level since July 2007. The growth in payrolls and the low number of layoffs has increased demand for housing as more Americans now have the means and confidence to invest in a home. Finally, the service sector index is running at the highest pace in three months, indicating solid expansion in this part of the economy.

While encouraging, other headwinds persist in the U.S. and around the globe that could potentially derail or severely impact growth and nascent prosperity. In a recent Institute for Supply Management survey, U.S. manufacturing activity contracted at the fastest pace since the last recession. Bloated stockpiles prompted cutbacks in orders and production. The key culprits include slumping commodity prices, a strong dollar and weak global growth. These factors, along with heightened concerns about China’s ability to manage its economic slowdown, triggered a sell-off in higher-risk debt, including corporate high-yield, emerging market bonds and several world currencies, toward the end of the year. Many fell to their weakest levels since the global financial crisis.

Capital Market Performance

The combination of a marginally growing economy and solid job gains led the Federal Reserve to finally move off their zero interest rate policy and hike short-term interest rates in December. In this environment, investor anxiety increased along with market volatility, which led to weak returns across the board for most sectors of the capital markets.  By the numbers, the S&P 500 Index returned 1.37 percent and the Nasdaq Composite produced a 7.11 percent return for the year. Several European equity markets outperformed our domestic market, and domestic growth stocks soundly beat value stocks across the market-cap spectrum. In fixed-income, riskier debt generally underperformed higher- quality debt. The Barclays Aggregate Index, which represents the broad bond market, increased 0.55 percent. In the Advance Capital I Funds, the Equity Growth Fund retail shares declined 6.26 percent while the S&P 400 Mid-Cap Value Index posted a 6.66 percent decline. The Balanced Fund retail shares declined 3.86 percent compared with the Lipper Balanced Index, which declined 0.42 percent.  The Retirement Income Fund retail shares posted a decline of 0.13 percent as the Barclays Aggregate Bond Index increased 0.55 percent. Finally, the Core Equity Fund retail shares declined 2.79 percent while the S&P 500 Value Index declined 3.13 percent.

Looking Ahead

Looking ahead to 2016, we are cautious on our outlook for both the economy and capital markets. The equilibrium between growth and inﬂation appears fragile and prone to volatility and risks along the way. While global growth is projected to hover around 3 percent, we expect U.S. growth to trend lower at around 2-2.5 percent. The headwinds of higher interest rates and a weak manufacturing sector are expected to slightly offset healthy gains in housing and employment. Meanwhile, foreign economic expectations are mixed.

Against the backdrop of low global growth and potentially divergent global monetary policy trends, the U.S. economy remains relatively healthy, with the turnaround in employment over the past five years the key bright spot. In fact, the economy is poised to cross an important milestone in the year ahead as the labor market will almost certainly achieve full employment. Many companies appear starved for skilled workers as the job-openings rate is currently at a record high. At the same time, applications for jobless benefits matched a four-decade low.  A tighter labor market has nudged wages higher and, combined with dramatically lower gas prices, the measure of personal finances has reached the second-highest level since 2007.

In this environment, we expect both domestic stocks and bonds to experience heightened volatility with the possibility of below-average returns. The first few weeks of the new year has been very challenging for the equity markets. Still, we believe the reasonably solid economic foundation can produce moderately positive returns in equities and likely low, single- digit returns for fixed-income. In the Advance Capital I Funds, we plan to maintain a more conservative tilt, relative to our historical allocations, in both the equity and fixed-income funds. Further, this action could result in slightly higher cash balances and less risky investments overall.

Joseph R. Theisen President & CEO Advance Capital Group, Inc.	Christopher M. Kostiz President Advance Capital I, Inc.

EQUITY GROWTH FUND (Unaudited)

Seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and medium-sized companies.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

2015 Results

There were many events that contributed to heightened market volatility during the year. Headlining those events were the first interest rate hike by the Federal Reserve, the continued deterioration in oil prices, China’s unexpected devaluation of their currency and increased global tensions in the Middle East. Overall, it was a tough year in the financial markets in comparison to the prior five years. The economy continued to muddle along, with growth at around 2.0 percent, the unemployment rate fell to 5.0 percent, manufacturing activity slowed, and consumer spending remained stable. Equities struggled across the board, with small- and mid-sized stocks continuing to lag their larger counterparts as investors looked to pull back from risk assets. Domestic equities again outpaced most foreign equities and growth stocks typically outperformed value stocks. For the year, the Equity Growth Fund decreased 6.26 percent while the S&P Midcap 400 Value Index decreased 6.66 percent and the Lipper Mid Cap Value Index was down 5.01 percent.

What helped the Fund

The desire for risk assets declined in 2015, with investors favoring larger company stocks over mid and small company stocks. Those industries leveraged to better stability and with better-than-average long-

term growth prospects tended to perform the best. In the Equity Growth Fund, some of the sectors producing the best returns were in consumer staples, health care and information technology. One of the top performers was Hormel Foods Corp (+37.98%). The company manufactures and markets consumer- branded meat and food products. Through the year, the company benefitted from continued strength in the product portfolio, with 30 of its brands having the first or second market share position. It also benefitted as several of the acquisitions made over the last several years started to contribute to its efficiency and sales growth. In health care, Lifepoint Health Inc. (+22.46%) was a top contributor. The company is a network of hospitals that offers a range of medical and surgical services, such as general surgery, internal medicine, obstetrics, emergency room care and many more. The company has benefited from an expansion in Medicaid coverage in many of the states in which it operates. Lifepoint Health has also continued to make strategic acquisitions that have helped its growth prospects. In the technology sector, Commscope Holdings (+34.91%) produced outstanding returns. The company operates as a holding company, and through its subsidiaries provides end-to-end solutions connecting technology and wireless and wired networks throughout the world. Other top stocks that added to the Fund’s return included Dentsply

International, Spectrum Brands Holdings, Global Payments Inc., Jetblue Airways, and Tesoro Corp.

What hurt the Fund

On the other end of the spectrum, several specific securities and sectors produced negative returns for the Fund. Some of the worst performers were in energy, financials and materials. Several of the worst performers came from the Energy sector including Helix Energy Solutions (-70.7%), Atwood Oceanics (-58.9%), Southwestern Energy Co. (-43.1%) and WPX Energy Inc. (-37.0%). Each of these companies focuses their business in the oil and gas exploration industry operating entirely in the U.S. Many of these businesses have come under heavy selling due to the rapid decline in oil prices. Additionally, many of these stocks have been sold in a fire-sale process, which has more to do with fear of the unknown surrounding the industry and less to do with company-specific risks. Another stock that negatively impacted fund returns was Genworth Financial (-56.1%). The company offers insurance, wealth management, and investment and financial solutions. The company is working through issues surrounding its long-term disability insurance business and will look to rebound in the years ahead. Other stocks that negatively impacted Fund results include Rent-A-Center Inc., DSW Inc, Joy Global, Spirit Airlines and Ocwen Financial Corp.

Outlook

In the year ahead, we expect the economy to grow at a lackluster pace of around 2.0 percent, with an increased chance of an economic slowdown. The Federal Reserve is expected to hike short-term interest rates four times in 2016, with the Fed Fund’s Rate reaching 1.25 percent by year’s end. Along with the strain on the credit markets from a persistent and extended drop in the price of oil, market volatility and pressure on corporate-earnings growth could increase. After a sluggish year for equities, investors should temper their expectations for the year ahead, as much of the good news has already been priced into markets. The Equity Growth Fund’s mix of mid-cap and smaller-cap stocks and bias toward quality companies should provide solid returns relative to the category in the year ahead. We also will look to the energy, materials and industrial sectors to uncover opportunities to invest in companies that have been unfairly punished during this most recent sell-off.

PERFORMANCE SUMMARY (Unaudited)

$10,000 investment made December 31, 2005. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BALANCED FUND (Unaudited)

Seeks to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

2015 Results

The combination of weaker economic data along with the anticipation of an interest rate increase by the Federal Reserve led investors to reduce their risk exposure during the year. Although the economy posted positive growth and the unemployment rate fell to 5.0 percent, the continued growth problems in China and dramatic deterioration in commodity prices increased the prospects of lower global growth in the quarters ahead. For the year, the Balanced Fund declined 3.86 percent while the Lipper Balanced Fund Index declined 0.42 percent. In addition, the S&P 500 Index posted a 1.37 percent return and the Barclays Aggregate Bond Index was up 0.55 percent.

What helped the Fund

The Fund holds a mix of large and mid cap stocks along with a variety of investment grade fixed income securities. Those industries leveraged to better stability and higher than average long-term growth prospects tended to perform the best. In the mid cap portion of the Fund, some of the sectors producing the best returns were in Consumer Staples, Health Care, and Information Technology. One of the top performers was Hormel Foods Corp (+37.98%). The company manufactures and markets consumer branded meat and food products. Through the year, the company benefitted from continued strength in the product portfolio with 30 of their brands having the first or second market share position. They also benefitted as several of the acquisitions they have made over the last several years started to contribute to their efficiency and sales growth. In health care, Lifepoint Health Inc. (+22.46%) was a top contributor. In the large portion of the fund, outperformance was driven by energy, consumer staples, and health care. One top performer in energy was the oil refiner and marketer Tesoro Corp (+39%). Strong refining margins as a result of low oil prices helped push the stock higher. In health care, Aetna Inc (+22%), a diversified health care benefits company, outperformed due to steady business fundamentals resulting from previous acquisitions and pricing actions, as well as merger speculation in the managed care industry. Other top stocks which added to Fund returns included Dentsply International, Spectrum Brands Holdings and Jetblue Airways.

What hurt the Fund

On the other end of the spectrum, several specific securities and sectors produced negative returns for the mid cap portion of the Fund. Some of the worst performers were in energy, financials and materials. Several of the worst performers came from the Energy sector including Helix Energy Solutions (-70.7%), Atwood Oceanics (-58.9%), Southwestern Energy Co. (-43.1%) and WPX Energy Inc. (-37.0%). Each of these companies focuses their business in the oil and gas exploration industry operating entirely in the U.S. Many of these businesses have come under heavy selling due to the rapid decline in oil prices.

In the large cap segment, sectors where the Fund underperformed were information technology, industrials and consumer discretionary. Our main detractor in information technology was Micron Technology (-46%), a memory chip manufacturer. Micron’s strong performance recorded last year reversed itself due to falling prices from excess memory chip supply. For the industrials sector, United Rentals (-33%), the largest equipment rental company in the world, declined as energy-related demand fell significantly due to lower oil prices. A major detractor in consumer discretionary was Scripps Networks Interactive Inc. (-27%), a lifestyle-oriented cable channel operator. During the year, Scripps saw margin declines due to rising programming costs. In general, media-sector stocks were volatile during the year because of concerns over cable subscriber losses and consumers moving to online digital content.

Outlook

In the year ahead, we expect the combination of muted global growth, a fall in commodity prices and a strong dollar to provide headwinds to both the economy and capital markets. The expectations that the Federal Reserve will increase interest rates several times in 2016 could put additional strain on the credit markets and lead to higher market volatility. However, domestic job growth should remain strong to help balance out some of these negative trends. In this environment we have increased the quality of both the bond and stock holdings in the Fund. Over the long term, the Balanced Fund’s mix of large value stocks, mid cap growth stocks and investment grade bonds should continue to provide clients with a modest income stream and the potential for capital appreciation.

PERFORMANCE SUMMARY (Unaudited)

$10,000 investment made December 31, 2005. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

RETIREMENT INCOME FUND (Unaudited)

Seeks to provide investors with current income and preservation of capital by investing in corporate, high-yield, mortgage-backed and agency securities.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

2015 Results

In the early part of the year, investors anticipated the economy would produce modest gains and, as a result, the Federal Reserve would begin to normalize interest rates at some point during the year. While the economy generally produced reasonable growth at around 2.0-2.5 percent, it wasn’t without some volatility and uncertainty along the way. The manufacturing sector dragged on growth as commodity prices fell hard. In this environment, the yield on the 10-year U.S. Treasury bond proved a bit volatile throughout the year. Overall, the yield rose from around 2.0 percent to 2.2 percent. Across the fixed-income market, riskier bonds and those tied to the volatile energy and commodity sectors produced some of the worst returns. The Retirement Income Fund, with a major allocation to corporate bonds, declined 0.13 percent for 2015 while the Barclays Aggregate Bond Index returned 0.55 percent and the Morningstar Intermediate-Term Bond category posted a decline of 0.32 percent.

What helped the Fund

The continuation of very low interest rates along with tame inflation led investors to seek higher yielding alternatives throughout the past few years and into 2015. After several quarters of speculation regarding a potential interest rate hike by the Federal Reserve, they finally lifted short-term rates in December. At the beginning of the year, the Fund held about 44 percent in investment-grade bonds, 36 percent in U.S. mortgage-backed bonds, 15 percent in high-yield corporate bonds and the rest in cash. One of the key drivers that helped Fund performance during the year was our decision to maintain a neutral duration relative to the benchmark and reduce risk across the portfolio. We sold several high-yield energy-related bonds late in the third quarter. Our sell decision was based on the persistent slide in commodity prices and our assessment that conditions might worsen. One bond in particular, Chesapeake Energy, was sold at around $85 in July; by the end of the year the price had fallen to about $29. A few other bonds were sold prior to significant price declines including Transocean and Atwood Oceanics. Further, several bonds in the Fund exhibited a modest price increase for the year and contributed to returns. Netflix bonds increased slightly as the internet-subscription service company posted solid growth numbers. Industrial companies General Electric and Flour benefited from global growth and investors’ desire for large and liquid bond issuers. Both bonds increased less than one percent in price for the year. Other top performers included the diversified investment company BlackRock and several government agency bonds.

What hurt the Fund

On the other end of the spectrum, a few specific

industries and holdings detracted from Fund performance. In general, bonds with a longer duration or higher sensitivity to interest rate movements tended to negatively impact returns. The bonds of IAC Interactive Corporation proved to be one of the worst performers. The media and Internet company spun off a portion of its business, which was not well received by investors. The price of its bonds fell about $14 for the year. Marathon Petroleum refines, transports and markets petroleum products. The company was negatively impacted by falling energy prices throughout the year, which led to a decline in the price of its bonds. A few high coupon mortgage-backed agency bonds also declined in price as a consequence of higher market interest rates. Other poor performing bonds in the Fund were Progress Energy, Express Scripts and Gilead Sciences.

Outlook

Prospects for the bond market depend on the growth rate of the economy and the timing of future interest rate hikes by the Federal Reserve. In December of last year, the Federal Reserve finally began to raise short-term interest rates from their historically low and near-zero base. Although the Fed only raised rates marginally, investors will remain concerned over the pace and degree of future hikes and how they might impact the economy. The recent data suggests the economy has decelerated over the past few quarters, with the potential of further weakness in the months ahead. The combination of modest growth and the potential for additional interest rate hikes should keep overall interest rates within the range of the past few years. We expect further spread widening in corporate bonds along with higher interest rates to suppress returns across most fixed-income sectors, with higher volatility and lower returns as the result. In the Retirement Income Fund, we expect to maintain our conservative tilt comprised of an underweight to high-yield corporate bonds and an overweight to government-related bonds relative to our historical allocation. We expect most sectors of the bond market to provide returns consistent with their coupon yield for the year ahead.

RETIREMENT INCOME - PERFORMANCE SUMMARY (Unaudited)

$10,000 investment made December 31, 2005. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

CORE EQUITY FUND (Unaudited)

Seeks to provide investors with long-term growth of capital. The Fund invests primarily in stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is undervalued by the market.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

2015 Results

During the year, we were concerned about high equity market valuations with expectations that the equity bull market would lose some steam. The year brought heightened volatility due to increasing concerns about slowing global growth, declining oil prices, and U.S. Dollar strength. In December, the Federal Reserve (Fed) implemented a much anticipated interest rate hike of 0.25 percent, the first increase since cutting rates during the global financial crisis in 2008. The combination of improving employment trends and steady economic growth were the primary factors that led Fed officials to this decision. In general, small and midsized stocks struggled to keep up with large company stocks as investors looked to pull back on riskier equity sectors. Domestic equities outpaced most foreign equities, and growth stocks outperformed value stocks. The Core Equity Fund invests in large market capitalization stocks with a bias toward those with favorable relative valuations, healthy balance sheets, and modest growth. For the year, the Core Equity Fund retail shares decreased 2.79 percent as compared to the S&P 500 Value Index which declined 3.13 percent. The Lipper Large-Cap Value Index fell 3.65 percent for the year.

What helped the Fund

Throughout the year, investors’ risk preferences shifted to less volatile large cap stocks and away from small and mid cap stocks whose valuations continue to be stretched. With expectations that the Federal Reserve would increase interest rates, concerns about future equity market volatility pushed investors into larger companies with more established names for a second year in a row. The Fund strategy benefited from this preference for large caps, as the portfolio held up relatively better than mid cap and small cap categories. The Fund’s sector outperformance was driven by energy, consumer staples, and health care. One top performer in energy was the oil refiner and marketer Tesoro Corp (+39%). Strong refining margins as a result of low oil prices helped push the stock higher. A stellar performer in the consumer staples sector was Hormel Foods Corp (+23%). The company is a leading manufacturer and marketer of consumer-branded meat and food products and benefited from past acquisitions that contributed to its efficiency and sales growth. In health care, Aetna Inc (+22%), a diversified health care benefits company, outperformed due to steady business fundamentals resulting from previous acquisitions and pricing actions, as well as merger speculation in the managed care industry.

What hurt the Fund

Other sectors where the Fund underperformed were information technology, industrials, and consumer discretionary. Our main detractor in information technology was Micron Technology (-46%), a memory chip manufacturer. Micron’s strong performance recorded last year reversed itself due to falling prices that resulted from excess memory chip supply. For the industrials sector, United Rentals (-33%), the largest equipment rental company in the world, declined as energy-related demand fell significantly due to lower oil prices. A major detractor in consumer discretionary was Scripps Networks Interactive Inc (-27%), a lifestyle oriented cable channel operator. During the year, Scripps saw margin declines due to rising programming costs. In general, media sector stocks were volatile during the year due to concerns of cable subscriber losses and consumers moving to online digital content.

Outlook

As we look forward, the combination of slowing global growth, commodity price declines, and U.S. Dollar strength alongside high equity valuations will continue to weigh on capital markets. Currently, healthy employment trends and steady, though lackluster, growth are the positives. Weak corporate earnings growth, high wholesale inventory levels and reduced manufacturing activity domestically, could be early warning signs of potential growth problems in the future. Finally, with the Federal Reserve expected to raise interest rates throughout the year, we will monitor the impact that higher rates will have on the economy, exporters and the industrial sector. In the current environment, investors should continue to take a long-term approach and favor companies with proven businesses, predictable earnings, and inexpensive valuations. The Core Equity Fund’s strategy of investing in these types of companies should provide solid returns relative to the category in the year ahead.

PERFORMANCE SUMMARY (Unaudited)

$10,000 investment made January 2, 2008 (inception). Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ADVANCE CAPITAL I - EQUITY GROWTH FUND (Retail Shares)

FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS

(For a Share Outstanding Throughout Each Period)		Years ended December 31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$20.93	$25.31	$25.76	$22.60	$23.60
Income (Loss) from investment operations*
Net investment income (loss)	0.16	0.09	0.07	0.05	(0.04)
Net realized and unrealized gain (loss)	(1.47)	1.71	7.55	3.16	(0.96)
on investments
Total from investment operations
	(1.31)	1.80	7.62	3.21	(1.00)
Less distributions
Net investment income	(0.20)	(0.14)	(0.07)	(0.05)	0.00
Net realized gain on investments	(0.06)	(6.04)	(8.00)	0.00	0.00
Total distributions
	(0.26)	(6.18)	(8.07)	(0.05)	0.00
Net asset value, end of year
	$19.36	$20.93	$25.31	$25.76	$22.60
Total Return

	(6.26%)	7.10%	29.59%	14.20%	(4.24%)
Ratios and Supplemental Data
Net assets, end of year (in thousands)	$46,003	$76,313	$90,998	$82,114	$85,669
Ratio of expenses to average net assets	1.16%	1.11%	1.11%	1.09%	1.08%
Ratio of net investment income (loss)
to average net assets	0.79%	0.35%	0.25%	0.18%	(0.16%)
Portfolio turnover rate	218%	254%	118%	40%	107%

*Per share amounts presented are based on average shares outstanding.

See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND (Retail Shares)

FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS

(For a Share Outstanding Throughout Each Period)		Years ended December 31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.08	$19.74	$17.09	$15.81	$15.83
Income (loss) from investment operations*
Net investment income	0.28	0.25	0.21	0.26	0.16
Net realized and unrealized gain (loss)	(1.01)	1.09	2.70	1.33	0.07
on investments
Total from investment operations
	(0.73)	1.34	2.91	1.59	0.23
Less distributions
Net investment income	(0.30)	(0.28)	(0.26)	(0.31)	(0.25)
Net realized gain on investments	(0.02)	(1.72)	0.00	0.00	0.00
Total distributions
	(0.32)	(2.00)	(0.26)	(0.31)	(0.25)
Net asset value, end of year
	$18.03	$19.08	$19.74	$17.09	$15.81
Total Return

	(3.86%)	6.81%	17.12%	10.09%	1.46%
Ratios and Supplemental Data
Net assets, end of year (in thousands)	$94,145	$157,734	$170,765	$158,145	$157,806
Ratio of expenses to average net assets	1.14%	1.10%	1.09%	1.07%	1.06%
Ratio of net investment income
to average net assets	1.48%	1.22%	1.13%	1.56%	1.02%
Portfolio turnover rate	138%	158%	66%	49%	86%

*Per share amounts presented are based on average shares outstanding.

See Notes to Financial Statements

ADVANCE CAPITAL I - RETIREMENT INCOME FUND (Retail Shares)

FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS

(For a Share Outstanding Throughout Each Period)		Years ended December 31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.84	$8.61	$8.96	$8.74	$8.49
Income (Loss) from investment operations*
Net investment income	0.22	0.23	0.22	0.24	0.24
Net realized and unrealized gain (loss)	(0.23)	0.27	(0.27)	0.30	0.34
on investments
Total from investment operations
	(0.01)	0.50	(0.05)	0.54	0.58
Less distributions
Net investment income	(0.25)	(0.27)	(0.30)	(0.32)	(0.33)
Total distributions
	(0.25)	(0.27)	(0.30)	(0.32)	(0.33)
Net asset value, end of year
	$8.58	$8.84	$8.61	$8.96	$8.74
Total Return

	(0.13%)	5.80%	(0.59%)	6.21%	6.97%
Ratios and Supplemental Data
Net assets, end of year (in thousands)	$134,362	$195,441	$209,826	$252,422	$262,938
Ratio of expenses to average net assets	0.93%	0.90%	0.88%	0.86%	0.85%
Ratio of net investment income
to average net assets	2.53%	2.62%	2.55%	2.72%	2.80%
Portfolio turnover rate	28%	37%	35%	51%	55%

*Per share amounts presented are based on average shares outstanding.

See Notes to Financial Statements

ADVANCE CAPITAL I - CORE EQUITY FUND (Retail Shares)

FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS

(For a Share Outstanding Throughout Each Period)		Years ended December 31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.22	$12.87	$10.69	$9.50	$9.79
Income (Loss) from investment operations*
Net investment income	0.11	0.05	0.08	0.07	0.05
Net realized and unrealized gain (loss)	(0.42)	1.31	3.15	1.19	(0.29)
on investments
Total from investment operations
	(0.31)	1.36	3.23	1.26	(0.24)
Less distributions
Net investment income	(0.15)	(0.05)	(0.08)	(0.07)	(0.05)
Net realized gain on investments	0.00	(2.96)	(0.97)	0.00	0.00
Total distributions
	(0.15)	(3.01)	(1.05)	(0.07)	(0.05)
Net asset value, end of year
	$10.76	$11.22	$12.87	$10.69	$9.50
Total Return

	(2.79%)	10.56%	30.23%	13.31%	(2.39%)
Ratios and Supplemental Data
Net assets, end of year (in thousands)	$8,700	$15,391	$14,490	$10,546	$8,677
Ratio of expenses to average net assets	1.50%^	1.40%^	1.39%^	1.40%^	1.40%^
Ratio of expenses to average net assets	1.33%†	1.28%†	1.29%†	1.29%†	1.29%†
Ratio of net investment income
to average net assets	0.96%	0.37%	0.67%	0.70%	0.51%
Portfolio turnover rate	209%	235%	130%	42%	36%

*Per share amounts presented are based on average shares outstanding.

^Before waivers

†Net of waivers

See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND (Institutional Shares)

FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS

(For a Share Outstanding Throughout Each Period)		Years ended December 31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$21.35	$25.66	$25.96	$22.70	$23.63
Income (Loss) from investment operations*
Net investment income	0.24	0.17	0.15	0.11	0.03
Net realized and unrealized gain (loss)	(1.52)	1.70	7.62	3.20	(0.96)
on investments
Total from investment operations
	(1.28)	1.87	7.77	3.31	(0.93)
Less distributions
Net investment income	(0.20)	(0.14)	(0.07)	(0.05)	0.00
Net realized gain on investments	(0.06)	(6.04)	(8.00)	0.00	0.00
Total distributions
	(0.26)	(6.18)	(8.07)	(0.05)	0.00
Net asset value, end of year
	$19.81	$21.35	$25.66	$25.96	$22.70
Total Return

	(6.00%)	7.28%	29.93%	14.58%	(3.94%)
Ratios and Supplemental Data
Net assets, end of year (in thousands)	$1,371	$68	$1,488	$1,343	$1,203
Ratio of expenses to average net assets	0.92%	0.86%	0.86%	0.84%	0.83%
Ratio of net investment income
to average net assets	1.13%	0.64%	0.48%	0.44%	0.14%
Portfolio turnover rate	218%	254%	118%	40%	107%

*Per share amounts presented are based on average shares outstanding.

See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND (Institutional Shares)

FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS

(For a Share Outstanding Throughout Each Period)		Years ended December 31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.04	$19.70	$17.06	$15.77	$15.79
Income (loss) from investment operations*
Net investment income	0.32	0.31	0.26	0.30	0.21
Net realized and unrealized gain (loss)	(1.01)	1.08	2.68	1.34	0.07
on investments
Total from investment operations
	(0.69)	1.39	2.94	1.64	0.28
Less distributions
Net investment income	(0.34)	(0.33)	(0.30)	(0.35)	(0.30)
Net realized gain on investments	(0.02)	(1.72)	0.00	0.00	0.00
Total distributions
	(0.36)	(2.05)	(0.30)	(0.35)	(0.30)
Net asset value, end of year
	$17.99	$19.04	$19.70	$17.06	$15.77
Total Return

	(3.63%)	7.09%	17.38%	10.45%	1.71%
Ratios and Supplemental Data
Net assets, end of year (in thousands)	$918	$536	$215	$697	$622
Ratio of expenses to average net assets	0.89%	0.85%	0.84%	0.82%	0.82%
Ratio of net investment income
to average net assets	1.70%	1.51%	1.40%	1.81%	1.31%
Portfolio turnover rate	138%	158%	66%	49%	86%

*Per share amounts presented are based on average shares outstanding.

See Notes to Financial Statements

ADVANCE CAPITAL I - RETIREMENT INCOME FUND (Institutional Shares)

FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS

(For a Share Outstanding Throughout Each Period)		Years ended December 31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.84	$8.61	$8.96	$8.74	$8.48
Income (Loss) from investment operations*
Net investment income	0.25	0.25	0.25	0.26	0.26
Net realized and unrealized gain (loss)	(0.23)	0.25	(0.28)	0.30	0.35
on investments
Total from investment operations
	0.02	0.50	(0.03)	0.56	0.61
Less distributions
Net investment income	(0.28)	(0.27)	(0.32)	(0.34)	(0.35)
Total distributions
	(0.28)	(0.27)	(0.32)	(0.34)	(0.35)
Net asset value, end of year
	$8.58	$8.84	$8.61	$8.96	$8.74
Total Return

	0.21%	6.07%	(0.34%)	6.47%	7.36%
Ratios and Supplemental Data
Net assets, end of year (in thousands)	$492	$1,929	$487	$593	$579
Ratio of expenses to average net assets	0.68%^	0.65%^	0.63%^	0.61%^	0.60%^
Ratio of expenses to average net assets	0.61%†	0.65%†	0.63%†	0.61%†	0.60%†
Ratio of net investment income
to average net assets	2.83%	2.83%	2.80%	2.96%	3.04%
Portfolio turnover rate	28%	37%	35%	51%	55%

*Per share amounts presented are based on average shares outstanding.

^Before waivers

†Net of waivers

See Notes to Financial Statements

ADVANCE CAPITAL I - CORE EQUITY FUND (Institutional Shares)

FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS

(For a Share Outstanding Throughout Each Period)		Years ended December 31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.50	$13.08	$10.83	$9.61	$9.87
Income (Loss) from investment operations*
Net investment income	0.13	0.07	0.12	0.10	0.08
Net realized and unrealized gain (loss)	(0.41)	1.36	3.18	1.19	(0.28)
on investments
Total from investment operations
	(0.28)	1.43	3.30	1.29	(0.20)
Less distributions
Net investment income	(0.15)	(0.05)	(0.08)	(0.07)	(0.06)
Net realized gain on investments	0.00	(2.96)	(0.97)	0.00	0.00
Total distributions
	(0.15)	(3.01)	(1.05)	(0.07)	(0.06)
Net asset value, end of year
	$11.07	$11.50	$13.08	$10.83	$9.61
Total Return

	(2.46%)	10.92%	30.48%	13.47%	(2.07%)
Ratios and Supplemental Data
Net assets, end of year (in thousands)	$147	$151	$513	$618	$588
Ratio of expenses to average net assets	1.25%^	1.14%^	1.14%^	1.15%^	1.15%^
Ratio of expenses to average net assets	1.08%†	1.03%†	1.04%†	1.04%†	1.04%†
Ratio of net investment income
to average net assets	1.17%	0.54%	0.92%	0.94%	0.77%
Portfolio turnover rate	209%	235%	130%	42%	36%

*Per share amounts presented are based on average shares outstanding.

^Before waivers

†Net of waivers

See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

Common Stock	Shares	Value	Common Stock	Shares	Value
BASIC MATERIALS - 5.1%			CONSUMER, NON-CYCLICAL - 29.3%
CF Industries Holdings, Inc.	2,400	$ 97,944	ADT Corp.	4,000	$ 131,920
Eastman Chemical Co.	1,700	114,767	Baxter International, Inc.	28,600	1,091,090
Ecolab, Inc.	4,100	468,958	Becton Dickinson and Co.	7,000	1,078,630
International Flavors	4,400	526,416	Campbell Soup Co.	18,800	987,940
International Paper Co.	2,900	109,330	Centene Corp.*	4,200	276,402
Minerals Technologies, Inc.	2,300	105,478	Community Health Systems*	5,400	143,262
Mosaic Co.	3,700	102,083	CR Bard, Inc.	4,900	928,256
Newmont Mining Corp.	6,600	118,734	Deluxe Corp.	2,200	119,988
Olin Corp.	6,500	112,190	DENTSPLY International, Inc.	18,700	1,137,895
PolyOne Corp.	3,800	120,688	Flowers Foods, Inc.	37,600	808,024
Sherwin-Williams Co.	2,000	519,200	Global Payments, Inc.	16,200	1,045,062
COMMUNICATIONS - 3.0%			Hershey Co.	10,200	910,554
EchoStar Corp.*	5,400	211,194	Hormel Foods Corp.	14,900	1,178,292
John Wiley & Sons, Inc.	21,000	945,630	Kellogg Co.	14,200	1,026,234
Scripps Networks Interactive	4,700	259,487	LifePoint Health, Inc.*	3,200	234,880
CONSUMER, CYCLICAL - 16.4%			McCormick & Co., Inc.	11,900	1,018,164
BorgWarner, Inc.	5,400	233,442	Pilgrim’s Pride Corp.	11,400	251,826
Cabela’s, Inc.*	5,300	247,669	Quanta Services, Inc.*	5,000	101,250
Cinemark Holdings, Inc.	7,000	234,010	Sprouts Farmers Market*	10,600	281,854
CST Brands, Inc.	6,900	270,066	Sysco Corp.	24,200	992,200
Dana Holding Corp.	14,300	197,340	United Rentals, Inc.*	2,100	152,334
DSW, Inc.	9,100	217,126	DIVERSIFIED - 0.4%
Gap, Inc.	8,200	202,540	Leucadia National Corp.	11,700	203,463
Genuine Parts Co.	11,600	996,324	ENERGY - 2.0%
GNC Holdings, Inc.	5,700	176,814	Atwood Oceanics, Inc.	14,700	150,381
Harman International	2,300	216,683	First Solar, Inc.*	5,200	343,148
HNI Corp.	2,800	100,968	FMC Technologies, Inc.*	7,600	220,476
Kohl’s Corp.	5,100	242,913	Oil States International, Inc.*	8,900	242,525
Mattel, Inc.	47,700	1,296,009	FINANCIAL - 11.0%
Nordstrom, Inc.	13,000	647,530	Ally Financial, Inc.*	11,400	212,496
PACCAR, Inc.	2,400	113,760	Ameriprise Financial, Inc.	2,100	223,482
PVH Corp.	2,300	169,395	Artisan Partners Asset Mgmt.	6,500	234,390
Southwest Airlines Co.	3,200	137,792	Assured Guaranty Ltd	9,000	237,870
Spirit Airlines, Inc.*	2,600	103,610	CBL & Associates Properties	16,700	206,579
Thor Industries, Inc.	4,400	247,060	CBRE Group, Inc.*	7,200	248,976
United Continental Holdings*	2,400	137,520	CIT Group, Inc.	5,700	226,290
Urban Outfitters, Inc.*	7,800	177,450	CNA Financial Corp.	6,700	235,505
VF Corp.	13,700	852,825	E*TRADE Financial Corp.*	8,900	263,796
WESCO International, Inc.*	2,600	113,568	Forest City Realty Trust, Inc.*	11,100	243,423
Whirlpool Corp.	1,500	220,305	Genworth Financial, Inc.*	49,900	186,127
Wyndham Worldwide Corp.	3,200	232,480	Jones Lang LaSalle, Inc.	1,600	255,776
			Legg Mason, Inc.	5,500	215,765

See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

Common Stock	Shares	Value	Common Stock and Short-Term Investments	Shares	Value
FINANCIAL - 11.0% (continued)			INDUSTRIAL - 16.3% (continued)
Lincoln National Corp.	4,900	$246,274	Old Dominion Freight Line*	2,000	$ 118,140
Navient Corp.	20,800	238,160	Packaging Corp of America	1,800	113,490
OneMain Holdings, Inc.*	5,200	216,008	Rockwell Automation, Inc.	5,000	513,050
Raymond James Financial	4,700	272,459	Ryder System, Inc.	1,700	96,611
Realogy Holdings Corp.*	6,000	220,020	Terex Corp.	6,800	125,664
Santander Consumer USA*	11,000	174,350	Textron, Inc.	3,200	134,432
SLM Corp.*	32,600	212,552	Trinity Industries, Inc.	5,400	129,708
Stifel Financial Corp.*	5,500	232,980	Triumph Group, Inc.	2,900	115,275
Voya Financial, Inc.	5,900	217,769	Valmont Industries, Inc.	1,300	137,826
WP Glimcher, Inc.	19,900	211,139
INDUSTRIAL - 16.3%			TECHNOLOGY - 8.4%
Acuity Brands, Inc.	2,900	678,020	Analog Devices, Inc.	17,400	962,568
B/E Aerospace, Inc.	2,700	114,399	Fair Isaac Corp.	11,400	1,073,652
Belden, Inc.	5,000	238,400	ON Semiconductor Corp.*	24,500	240,100
CH Robinson Worldwide, Inc.	7,400	458,948	Pitney Bowes, Inc.	6,200	128,030
CLARCOR, Inc.	10,600	526,608	Rackspace Hosting, Inc.*	9,300	235,476
Colfax Corp.*	4,200	98,070	Science Applications	5,700	260,946
Dover Corp.	8,900	545,659	Xilinx, Inc.	22,600	1,061,522
Expeditors International	10,600	478,060	UTILITIES - 1.9%
Flowserve Corp.	3,000	126,240	UGI Corp.	27,100	914,896
Genesee & Wyoming, Inc.*	2,000	107,380	TOTAL COMMON STOCK - 93.8%
Graco, Inc.	7,500	540,525	(Cost $46,277,426)		44,446,529
Graphic Packaging Holding Co.	8,600	110,338	SHORT-TERM INVESTMENTS - 6.1%
Hubbell, Inc.	5,900	596,136	Federated Treasury Obligations Fund, 0.07% Yield+
Huntington Ingalls	1,200	152,220	(Cost $2,894,817)	2,894,817	2,894,817
Jacobs Engineering Group*	3,300	138,435
Kirby Corp.*	2,000	105,240	TOTAL INVESTMENTS IN SECURITIES - 99.9%
L-3 Communications Holdings	1,200	143,412	(Cost $49,172,243)		47,341,346
Lincoln Electric Holdings	9,600	498,144	OTHER ASSETS LESS LIABILITIES - 0.1%		32,005
MSA Safety, Inc.	12,500	543,375	TOTAL NET ASSETS - 100.0%		$47,373,351

*Securities are non-income producing

+Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.

See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

Common Stock	Shares	Value	Common Stock	Shares	Value
BASIC MATERIALS - 2.9%			CONSUMER, CYCLICAL - 11.6% (continued)
CF Industries Holdings, Inc.	4,600	$ 187,726	Urban Outfitters, Inc.*	2,500	$ 56,875
Eastman Chemical Co.	3,300	222,783	VF Corp.	13,600	846,600
Ecolab, Inc.	5,500	629,090	Wal-Mart Stores, Inc.	14,700	901,110
International Flavors	2,100	251,244	WESCO International, Inc.*	1,500	65,520
International Paper Co.	5,700	214,890	Whirlpool Corp.	2,200	323,114
Minerals Technologies, Inc.	1,000	45,860	Wyndham Worldwide Corp.	1,000	72,650
Mosaic Co.	7,100	195,889	CONSUMER, NON-CYCLICAL - 20.6%
Newmont Mining Corp.	12,800	230,272	ADT Corp.	2,200	72,556
Olin Corp.	3,000	51,780	Aetna, Inc.	3,000	324,360
PolyOne Corp.	1,600	50,816	Anthem, Inc.	2,400	334,656
Sherwin-Williams Co.	2,600	674,960	Baxter International, Inc.	28,600	1,091,090
COMMUNICATIONS - 2.7%			Becton Dickinson and Co.	7,000	1,078,630
Comcast Corp.	11,400	643,302	Campbell Soup Co.	6,800	357,340
EchoStar Corp.*	1,800	70,398	Cardinal Health, Inc.	4,300	383,861
InterDigital, Inc.	1,500	73,560	Centene Corp.*	1,400	92,134
John Wiley & Sons, Inc.	7,100	319,713	Coca-Cola Co.	23,700	1,018,152
Scripps Networks Interactive	1,600	88,336	Colgate-Palmolive Co.	14,900	992,638
Verizon Communications, Inc.	22,100	1,021,462	Community Health Systems*	1,700	45,101
Viacom, Inc.	7,600	312,816	CR Bard, Inc.	1,800	340,992
CONSUMER, CYCLICAL - 11.6%			Deluxe Corp.	1,200	65,448
American Airlines Group, Inc.	7,700	326,095	DENTSPLY International, Inc.	6,700	407,695
BorgWarner, Inc.	7,900	341,517	Express Scripts Holding Co.*	4,100	358,381
Cabela’s, Inc.*	1,700	79,441	Flowers Foods, Inc.	13,500	290,115
Cinemark Holdings, Inc.	2,300	76,889	Gilead Sciences, Inc.	3,400	344,046
CST Brands, Inc.	2,300	90,022	Global Payments, Inc.	5,800	374,158
Dana Holding Corp.	4,700	64,860	Hershey Co.	10,100	901,627
Delta Air Lines, Inc.	6,700	339,623	Hormel Foods Corp.	14,900	1,178,292
DSW, Inc.	3,100	73,966	Johnson & Johnson	10,200	1,047,744
Ford Motor Co.	24,100	339,569	Kellogg Co.	14,200	1,026,234
Gap, Inc.	12,000	296,400	Kimberly-Clark Corp.	8,700	1,107,510
General Motors Co.	10,600	360,506	McCormick & Co., Inc.	4,300	367,908
Genuine Parts Co.	4,200	360,738	McKesson Corp.	1,800	355,014
GNC Holdings, Inc.	1,900	58,938	Medtronic PLC	13,600	1,046,112
Harman International	3,300	310,893	PepsiCo., Inc.	10,100	1,009,192
HNI Corp.	1,600	57,696	Pfizer, Inc.	28,700	926,436
Home Depot, Inc.	8,100	1,071,225	Pilgrim’s Pride Corp.	3,900	86,151
Kohl’s Corp.	7,400	352,462	Procter & Gamble Co.	13,200	1,048,212
Mattel, Inc.	17,000	461,890	Sprouts Farmers Market*	3,500	93,065
McDonald’s Corp.	9,600	1,134,144	Sysco Corp.	24,300	996,300
NIKE, Inc.	15,400	962,500	United Rentals, Inc.*	1,100	79,794
Nordstrom, Inc.	4,700	234,107	UnitedHealth Group, Inc.	2,800	329,392
PACCAR, Inc.	5,800	274,920	DIVERSIFIED - 0.1%
PVH Corp.	3,300	243,045	Leucadia National Corp.	3,900	67,821
Southwest Airlines Co.	7,800	335,868	ENERGY - 0.6%
Spirit Airlines, Inc.*	1,400	55,790	Atwood Oceanics, Inc.	4,600	47,058
Thor Industries, Inc.	1,500	84,225	First Solar, Inc.*	1,700	112,183
United Continental Holdings*	5,800	332,340

See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

Common Stock	Shares	Value	Common Stock	Shares	Value
ENERGY - 0.6% (continued)			INDUSTRIAL - 9.7% (continued)
Marathon Petroleum Corp.	6,900	$ 357,696	Expeditors International	6,400	$ 288,640
PBF Energy, Inc.	2,500	92,025	FedEx Corp.	2,100	312,879
FINANCIAL - 3.8%			Flowserve Corp.	1,600	67,328
Affiliated Managers Group*	2,000	319,520	Genesee & Wyoming, Inc.*	1,100	59,059
Ally Financial, Inc.*	3,800	70,832	Graco, Inc.	4,500	324,315
Ameriprise Financial, Inc.	700	74,494	Graphic Packaging Holding Co.	3,800	48,754
Arthur J Gallagher & Co.	1,900	77,786	Hubbell, Inc.	3,600	363,744
Artisan Partners Asset Mgmt.	2,100	75,726	Huntington Ingalls	600	76,110
Assured Guaranty Ltd	3,000	79,290	Illinois Tool Works, Inc.	10,300	954,604
Berkshire Hathaway, Inc.*	2,600	343,304	Kirby Corp.*	1,100	57,882
Brandywine Realty Trust	6,300	86,058	L-3 Communications Holdings	2,900	346,579
CBL & Associates Properties	5,600	69,272	Lincoln Electric Holdings	5,600	290,584
CBRE Group, Inc.*	10,500	363,090	MSA Safety, Inc.	7,500	326,025
CIT Group, Inc.	1,900	75,430	Old Dominion Freight Line*	1,100	64,977
CNA Financial Corp.	9,700	340,955	Orbital ATK, Inc.	900	80,406
E*TRADE Financial Corp.*	3,000	88,920	Packaging Corp of America	800	50,440
Forest City Realty Trust, Inc.*	3,800	83,334	Rockwell Automation, Inc.	3,000	307,830
Genworth Financial, Inc.*	15,900	59,307	Ryder System, Inc.	1,000	56,830
Jones Lang LaSalle, Inc.	500	79,930	Spirit AeroSystems Holdings*	1,400	70,098
Lincoln National Corp.	1,600	80,416	Terex Corp.	3,700	68,376
Loews Corp.	9,400	360,960	Textron, Inc.	7,800	327,678
Navient Corp.	6,800	77,860	Trinity Industries, Inc.	2,900	69,658
OneMain Holdings, Inc.*	1,700	70,618	Triumph Group, Inc.	1,700	67,575
Raymond James Financial	1,500	86,955	Valmont Industries, Inc.	700	74,214
Realogy Holdings Corp.*	2,100	77,007	Werner Enterprises, Inc.	2,800	65,492
Santander Consumer USA*	15,900	252,015	TECHNOLOGY - 5.0%
SLM Corp.*	10,700	69,764	Analog Devices, Inc.	17,000	940,440
Starwood Property Trust	3,700	76,072	Apple, Inc.	3,100	326,306
Stifel Financial Corp.*	1,800	76,248	Fair Isaac Corp.	4,100	386,138
Voya Financial, Inc.	2,000	73,820	Hewlett Packard Enterprise	12,700	193,040
WP Glimcher, Inc.	6,600	70,026	HP, Inc.	12,700	150,368
INDUSTRIAL - 9.7%			Intel Corp.	31,100	1,071,395
3M Co.	6,000	903,840	Lam Research Corp.	5,200	412,984
Acuity Brands, Inc.	1,700	397,460	Micron Technology, Inc.*	19,900	281,784
B/E Aerospace, Inc.	1,600	67,792	ON Semiconductor Corp.*	8,000	78,400
Ball Corp.	3,500	254,555	Pitney Bowes, Inc.	3,500	72,275
Belden, Inc.	1,600	76,288	Rackspace Hosting, Inc.*	3,100	78,492
Boeing Co.	2,300	332,557	Science Applications	1,900	86,982
CH Robinson Worldwide, Inc.	4,500	279,090	Western Digital Corp.	4,200	252,210
CLARCOR, Inc.	6,400	317,952	Xilinx, Inc.	8,100	380,457
Colfax Corp.*	2,400	56,040	UTILITIES - 0.3%
CSX Corp.	11,100	288,045	UGI Corp.	9,700	327,472
Cummins, Inc.	2,800	246,428	TOTAL COMMON STOCK - 57.3%
Dover Corp.	5,300	324,943	(Cost $55,592,201)		$54,503,492
Emerson Electric Co.	19,300	923,119

*Securities are non-income producing

See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

			Principal
Fixed Income Securities	Coupon	Maturity	Amount	Value
COMMUNICATIONS - 1.8%
AT&T, Inc.	4.750	05/15/2046	$ 1,000,000	$915,596
Verizon Communications, Inc.	3.850	11/01/2042	1,000,000	817,385
CONSUMER, CYCLICAL - 1.4%
AutoZone, Inc.	4.000	11/15/2020	1,300,000	1,365,039
CONSUMER, NON-CYCLICAL - 9.0%
Amgen, Inc.	4.400	05/01/2045	1,000,000	926,522
Anthem, Inc.	3.125	05/15/2022	1,000,000	981,431
Celgene Corp.	3.250	08/15/2022	500,000	496,036
Clorox Co.	3.050	09/15/2022	500,000	493,639
Edgewell Personal Care Co.	4.700	05/19/2021	1,000,000	1,009,011
Express Scripts Holding Co.	4.750	11/15/2021	1,000,000	1,072,260
Gilead Sciences, Inc.	4.500	04/01/2021	1,000,000	1,081,939
Quest Diagnostics, Inc.	4.700	04/01/2021	1,000,000	1,058,982
Teva Pharmaceutical Finance	2.250	03/18/2020	1,500,000	1,451,499
ENERGY - 1.6%
Chevron Corp.	2.419	11/17/2020	500,000	497,188
Phillips 66	4.300	04/01/2022	1,000,000	1,028,797
FINANCIAL - 6.6%
Bank of America Corp.	5.875	01/05/2021	1,000,000	1,131,743
General Electric Capital Corp.	3.100	01/09/2023	1,000,000	1,015,012
Goldman Sachs Group, Inc.	5.250	07/27/2021	1,000,000	1,105,620
JPMorgan Chase & Co.	3.250	09/23/2022	1,000,000	1,005,772
MetLife, Inc.	3.600	04/10/2024	1,000,000	1,026,000
PNC Funding Corp.	3.300	03/08/2022	1,000,000	1,023,827
GOVERNMENT - 3.1%
Federal Home Loan Mortgage	3.000	08/27/2027	1,000,000	977,952
Federal National Mortgage Assoc.	2.350	04/28/2028	1,000,000	995,267
Federal National Mortgage Assoc.	3.200	08/16/2032	1,000,000	959,786
INDUSTRIAL - 2.7%
Burlington Northern Santa Fe	3.450	09/15/2021	1,500,000	1,533,077
Fluor Corp.	3.500	12/15/2024	1,000,000	999,170
MORTGAGE SECURITIES - 9.3%
Fannie Mae Pool	7.000	04/01/2033	168,207	201,073
Fannie Mae Pool	6.000	10/01/2036	135,928	153,391
Fannie Mae Pool	4.500	01/01/2042	785,384	848,992
Fannie Mae Pool	4.000	07/01/2042	947,769	1,005,808
Fannie Mae Pool	3.500	10/01/2042	730,227	754,760
Freddie Mac Gold Pool	6.500	06/01/2024	97,451	110,983
Freddie Mac Gold Pool	7.000	10/01/2031	220,637	251,851
Freddie Mac Gold Pool	6.500	02/01/2032	242,749	276,457
Freddie Mac Gold Pool	6.500	08/01/2032	98,597	112,288
Freddie Mac Gold Pool	6.500	12/01/2032	207,837	241,547
Freddie Mac Gold Pool	6.500	04/01/2033	90,490	103,540
Freddie Mac Gold Pool	5.500	03/01/2034	222,694	247,865

See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

Fixed Income Securities, Exchange Traded Funds			Shares/Principal
and Short-Term Investments	Coupon	Maturity	Amount	Value
MORTGAGE SECURITIES - 9.3% (continued)
Freddie Mac Gold Pool	5.500	06/01/2035	$ 232,928	$ 258,908
Freddie Mac Gold Pool	5.000	07/01/2035	291,629	321,344
Freddie Mac Gold Pool	5.000	09/01/2035	142,184	156,239
Freddie Mac Gold Pool	5.500	11/01/2035	277,997	308,578
Freddie Mac Gold Pool	6.000	02/01/2036	195,140	222,294
Freddie Mac Gold Pool	5.000	01/01/2037	192,858	212,250
Freddie Mac Gold Pool	5.500	05/01/2038	214,898	239,100
Freddie Mac Gold Pool	5.500	01/01/2039	295,223	328,491
Freddie Mac Gold Pool	6.000	09/01/2039	435,164	491,944
Freddie Mac Gold Pool	4.000	10/01/2040	1,080,677	1,145,886
Freddie Mac Gold Pool	3.500	09/01/2042	746,578	769,932
TECHNOLOGY - 1.0%
Intel Corp.	2.700	12/15/2022	1,000,000	989,329
UTILITIES - 1.1%
Duke Energy Indiana LLC	3.750	07/15/2020	1,000,000	1,052,767

TOTAL FIXED INCOME SECURITIES - 37.6%
(Cost $35,484,411)				35,774,167

EXCHANGE TRADED FUNDS
Vanguard FTSE All-World ex-US ETF			29,900	1,297,959
Vanguard FTSE Developed Markets ETF			35,800	1,314,576

TOTAL EXCHANGE TRADED FUNDS - 2.8%
(Cost $2,803,096)				2,612,535

SHORT-TERM INVESTMENTS - 1.9%
Federated Treasury Obligations Fund, 0.07% Yield+ (Cost $1,817,861)			1,817,861	1,817,861

TOTAL INVESTMENTS IN SECURITIES - 99.6%
(Cost $95,697,569)				94,708,055

OTHER ASSETS LESS LIABILITIES - 0.4%				355,573

TOTAL NET ASSETS - 100.0%				$95,063,628

+ Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.

See Notes to Financial Statements

ADVANCE CAPITAL I - RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

			Principal
Fixed Income Securities	Coupon	Maturity	Amount	Value
COMMUNICATIONS - 9.0%
Alibaba Group Holding Ltd	3.125	11/28/2021	$ 2,000,000	$ 1,939,750
AT&T, Inc.	4.750	05/15/2046	2,000,000	1,831,192
Cisco Systems, Inc.	4.450	01/15/2020	2,000,000	2,176,116
IAC	4.750	12/15/2022	2,500,000	2,087,500
Netflix, Inc.	5.375	02/01/2021	2,300,000	2,415,000
Verizon Communications, Inc.	3.850	11/01/2042	2,000,000	1,634,770
CONSUMER, CYCLICAL - 0.9%
Lennar Corp.	4.750	11/15/2022	1,250,000	1,239,375
CONSUMER, NON-CYCLICAL - 10.6%
Amgen, Inc.	4.400	05/01/2045	2,000,000	1,853,044
Anthem, Inc.	3.125	05/15/2022	2,000,000	1,962,862
Celgene Corp.	3.250	08/15/2022	2,000,000	1,984,144
Edgewell Personal Care Co.	4.700	05/19/2021	2,000,000	2,018,022
Express Scripts Holding Co.	4.750	11/15/2021	2,000,000	2,144,520
Gilead Sciences, Inc.	4.500	04/01/2021	2,000,000	2,163,878
Quest Diagnostics, Inc.	4.700	04/01/2021	2,000,000	2,117,964
ENERGY - 3.8%
Chevron Corp.	2.419	11/17/2020	1,000,000	994,375
Marathon Petroleum Corp.	5.125	03/01/2021	2,000,000	2,099,170
Phillips 66	4.300	04/01/2022	2,000,000	2,057,594
FINANCIAL - 17.5%
Bank of America Corp.	4.000	04/01/2024	2,000,000	2,045,430
BlackRock, Inc.	3.375	06/01/2022	2,000,000	2,068,998
Citigroup, Inc.	5.500	09/13/2025	1,500,000	1,628,241
Fairfax Financial Holdings Ltd^	5.800	05/15/2021	1,500,000	1,588,158
General Electric Capital Corp.	3.100	01/09/2023	2,000,000	2,030,024
Goldman Sachs Group, Inc.	3.850	07/08/2024	2,000,000	2,040,920
Icahn Enterprises LP	6.000	08/01/2020	1,000,000	1,008,400
JPMorgan Chase & Co.	3.250	09/23/2022	2,000,000	2,011,544
MetLife, Inc.	3.600	04/10/2024	2,000,000	2,052,000
Morgan Stanley	3.875	04/29/2024	1,500,000	1,529,069
Old Republic International Corp.	4.875	10/01/2024	2,000,000	2,049,530
PNC Funding Corp.	3.300	03/08/2022	2,000,000	2,047,654
Visa, Inc.	2.800	12/14/2022	1,500,000	1,506,200
GOVERNMENT - 19.2%
Federal Farm Credit Banks	3.200	04/24/2030	2,484,000	2,371,331
Federal Home Loan Mortgage	1.375	05/01/2020	3,000,000	2,953,713
Federal Home Loan Mortgage	3.000	08/27/2027	2,000,000	1,926,178
Federal National Mortgage Assoc.	1.625	08/28/2019	3,000,000	2,994,834
Federal National Mortgage Assoc.	2.375	04/25/2028	3,000,000	3,000,048
Federal National Mortgage Assoc.	2.350	04/28/2028	1,750,000	1,741,717

See Notes to Financial Statements

ADVANCE CAPITAL I - RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

			Principal
Fixed Income Securities	Coupon	Maturity	Amount	Value
GOVERNMENT - 19.2% (continued)
Federal National Mortgage Assoc.	3.200	08/16/2032	$ 2,000,000	$ 1,919,572
Federal National Mortgage Assoc.	3.000	12/27/2032	1,000,000	930,833
Federal National Mortgage Assoc.	2.500	01/24/2033	2,145,000	2,115,890
Province of Quebec Canada	2.625	02/13/2023	3,000,000	2,974,068
United States Treasury Note	2.000	08/15/2025	3,000,000	2,925,117
INDUSTRIAL - 6.3%
Clean Harbors, Inc.	5.125	06/01/2021	2,500,000	2,531,250
Fluor Corp.	3.500	12/15/2024	2,000,000	1,998,340
Reynolds Group Issuer, Inc.	5.750	10/15/2020	2,500,000	2,542,975
United Parcel Service, Inc.	2.450	10/01/2022	1,500,000	1,483,752
MORTGAGE SECURITIES - 24.1%
Fannie Mae Pool	7.000	02/01/2032	297,583	348,494
Fannie Mae Pool	7.000	03/01/2032	323,685	376,547
Fannie Mae Pool	7.000	04/01/2033	263,093	314,498
Fannie Mae Pool	6.000	10/01/2036	368,617	415,973
Fannie Mae Pool	6.000	07/01/2037	566,367	639,802
Fannie Mae Pool	4.000	08/01/2041	1,830,740	1,941,802
Fannie Mae Pool	4.000	11/01/2041	2,131,793	2,261,396
Fannie Mae Pool	4.500	01/01/2042	1,178,075	1,273,488
Fannie Mae Pool	4.000	07/01/2042	1,569,716	1,664,583
Fannie Mae Pool	4.000	07/01/2042	1,203,517	1,277,216
Fannie Mae Pool	3.500	10/01/2042	1,460,454	1,509,520
Freddie Mac Gold Pool	6.500	06/01/2024	227,387	258,961
Freddie Mac Gold Pool	7.000	10/01/2031	376,535	429,805
Freddie Mac Gold Pool	6.500	02/01/2032	388,779	442,764
Freddie Mac Gold Pool	7.000	05/01/2032	545,772	640,411
Freddie Mac Gold Pool	6.500	08/01/2032	131,462	149,717
Freddie Mac Gold Pool	6.500	04/01/2033	271,469	310,620
Freddie Mac Gold Pool	7.000	09/01/2033	102,868	116,107
Freddie Mac Gold Pool	5.500	03/01/2034	668,081	743,596
Freddie Mac Gold Pool	5.500	04/01/2034	893,259	992,656
Freddie Mac Gold Pool	5.000	06/01/2034	300,574	331,106
Freddie Mac Gold Pool	5.500	12/01/2034	745,644	830,443
Freddie Mac Gold Pool	5.500	01/01/2035	562,968	626,610
Freddie Mac Gold Pool	5.500	06/01/2035	925,890	1,029,158
Freddie Mac Gold Pool	5.000	07/01/2035	867,597	955,999
Freddie Mac Gold Pool	5.000	08/01/2035	955,226	1,056,911
Freddie Mac Gold Pool	5.000	09/01/2035	568,736	624,958
Freddie Mac Gold Pool	5.500	11/01/2035	833,992	925,734
Freddie Mac Gold Pool	5.000	11/01/2035	297,181	325,983
Freddie Mac Gold Pool	6.000	02/01/2036	536,636	611,308

See Notes to Financial Statements

ADVANCE CAPITAL I - RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

Fixed Income Securities			Shares/Principal
and Short-Term Investments	Coupon	Maturity	Amount	Value
MORTGAGE SECURITIES - 24.1% (continued)
Freddie Mac Gold Pool	5.000	01/01/2037	$578,575	$636,751
Freddie Mac Gold Pool	5.500	12/01/2037	211,054	235,335
Freddie Mac Gold Pool	5.500	05/01/2038	775,459	862,794
Freddie Mac Gold Pool	5.500	05/01/2038	655,885	729,753
Freddie Mac Gold Pool	6.500	10/01/2038	471,956	563,254
Freddie Mac Gold Pool	5.500	01/01/2039	885,669	985,474
Freddie Mac Gold Pool	6.000	09/01/2039	889,029	1,005,029
Freddie Mac Gold Pool	4.000	12/01/2040	1,686,122	1,792,120
Freddie Mac Gold Pool	3.500	09/01/2042	2,239,733	2,309,797
TECHNOLOGY - 1.4%
Apple, Inc.	2.400	05/03/2023	1,000,000	974,366
Brocade Communications Systems	4.625	01/15/2023	1,000,000	950,000
UTILITIES - 3.0%
Commonwealth Edison Co.	3.400	09/01/2021	2,000,000	2,075,991
Progress Energy, Inc.	3.150	04/01/2022	2,000,000	1,962,834
TOTAL FIXED INCOME SECURITIES - 95.8%
(Cost $128,609,674)				129,244,726
SHORT-TERM INVESTMENTS - 3.6%
Federated Treasury Obligations Fund, 0.07% Yield+
(Cost $4,765,982)			4,765,982	4,765,982
TOTAL INVESTMENTS IN SECURITIES - 99.4%
(Cost $133,375,656)				134,010,708
OTHER ASSETS LESS LIABILITIES - 0.6%				843,264
TOTAL NET ASSETS - 100.0%				$134,853,972

^ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2015, the aggregate market value of these securities amounted to $1,588,158 or

1.18% of net assets.

+Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.

See Notes to Financial Statements

ADVANCE CAPITAL I - CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

Common Stock	Shares	Value	Common Stock	Shares	Value
BASIC MATERIALS - 2.6%			CONSUMER, NON-CYCLICAL - 40.5% (continued)
CF Industries Holdings, Inc.	500	$ 20,405	Hershey Co.	1,900	$ 169,613
Eastman Chemical Co.	300	20,253	Hormel Foods Corp.	2,800	221,424
Ecolab, Inc.	600	68,628	Jarden Corp.*	1,400	79,968
International Paper Co.	600	22,620	Johnson & Johnson	2,100	215,712
Mosaic Co.	700	19,313	Kellogg Co.	2,600	187,902
Sherwin-Williams Co.	300	77,880	Kimberly-Clark Corp.	1,600	203,680
COMMUNICATIONS - 4.8%			McKesson Corp.	400	78,892
Comcast Corp.	1,200	67,716	Medtronic PLC	2,800	215,376
eBay, Inc.*	3,000	82,440	PepsiCo., Inc.	1,800	179,856
Verizon Communications, Inc.	4,600	212,612	Pfizer, Inc.	6,100	196,908
Viacom, Inc.	1,500	61,740	Procter & Gamble Co.	2,400	190,584
CONSUMER, CYCLICAL - 20.2%			Sysco Corp.	4,400	180,400
American Airlines Group, Inc.	1,800	76,230	UnitedHealth Group, Inc.	600	70,584
BorgWarner, Inc.	1,600	69,168	ENERGY - 0.9%
CVS Health Corp.	600	58,662	Valero Energy Corp.	1,100	77,781
Delta Air Lines, Inc.	1,600	81,104	FINANCIAL - 5.4%
Dollar General Corp.	1,100	79,057	Affiliated Managers Group*	400	63,904
Gap, Inc.	2,500	61,750	Berkshire Hathaway, Inc.*	500	66,020
General Motors Co.	2,200	74,822	CBRE Group, Inc.*	2,200	76,076
Harman International	700	65,947	CNA Financial Corp.	2,100	73,815
Home Depot, Inc.	1,700	224,825	Santander Consumer USA*	3,500	55,475
Kohl’s Corp.	1,000	47,630	Synchrony Financial*	2,200	66,902
McDonald’s Corp.	1,900	224,466	Unum Group	2,200	73,238
NIKE, Inc.	3,200	200,000	INDUSTRIAL - 9.1%
PACCAR, Inc.	1,300	61,620	3M Co.	1,400	210,896
PVH Corp.	700	51,555	Ball Corp.	400	29,092
Southwest Airlines Co.	1,900	81,814	Boeing Co.	500	72,295
United Continental Holdings*	1,400	80,220	General Dynamics Corp.	500	68,680
VF Corp.	2,800	174,300	Illinois Tool Works, Inc.	2,300	213,164
Whirlpool Corp.	500	73,435	L-3 Communications Holdings	600	71,706
CONSUMER, NON-CYCLICAL - 40.5%			Spirit AeroSystems Holdings*	1,400	70,098
Aetna, Inc.	700	75,684	Textron, Inc.	1,800	75,618
Anthem, Inc.	500	69,720	TECHNOLOGY - 8.0%
Baxter International, Inc.	6,100	232,715	Analog Devices, Inc.	3,500	193,620
Becton Dickinson and Co.	1,500	231,135	Apple, Inc.	700	73,682
Cardinal Health, Inc.	900	80,343	Hewlett Packard Enterprise	2,600	39,520
Coca-Cola Co.	4,300	184,728
Colgate-Palmolive Co.	2,800	186,536
Express Scripts Holding Co.*	900	78,669
General Mills, Inc.	3,200	184,512
Gilead Sciences, Inc.	700	70,833

See Notes to Financial Statements

ADVANCE CAPITAL I - CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

			Common Stock, Exchange Traded Funds
Common Stock	Shares	Value	and Short-Term Investments	Shares	Value
TECHNOLOGY - 8.0% (continued)			EXCHANGE TRADED FUNDS
HP, Inc.	2,600	$ 30,784	S&P500 ETF	2,000	$ 407,740
Intel Corp.	6,200	213,590	TOTAL EXCHANGE TRADED FUNDS - 4.6%
Lam Research Corp.	1,100	87,362	(Cost $397,859)		407,740
Oracle Corp.	1,900	69,407	SHORT-TERM INVESTMENTS - 2.9%
UTILITIES - 0.8%			Federated Treasury Obligations Fund, 0.07% Yield+
Exelon Corp.	2,400	66,648	(Cost $255,511)	255,511	255,511
TOTAL COMMON STOCK - 92.3%			TOTAL INVESTMENTS IN SECURITIES - 99.8%
(Cost $8,038,902)		8,165,359	(Cost $8,692,272)		8,828,610
			OTHER ASSETS LESS LIABILITIES - 0.2%		17,725
			TOTAL NET ASSETS - 100.0%		$ 8,846,335

*Securities are non-income producing

+Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.

See Notes to Financial Statements

ADVANCE CAPITAL I, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	EQUITY	BALANCED	RETIREMENT	CORE
	GROWTH FUND	FUND	INCOME FUND	EQUITY FUND
ASSETS
Investments in securities at value	$47,341,346	$94,708,055	$134,010,708	$8,828,610
(Cost $49,172,243; $95,697,569;
$133,375,656; $8,692,272, respectively)
Cash	0	201	0	0
Receivables
Capital shares receivable	5,633	10,000	11,706	5,000
Dividends and interest	53,779	370,211	974,396	14,061
Prepaid expenses	5,013	8,385	10,379	3,617
Total assets	47,405,771	95,096,852	135,007,189	8,851,288
LIABILITIES
Capital shares payable	0	2,176	106,560	23
Distributions payable	18,147	2,927	7,335	1,849
Accounts payable and accrued expenses	14,273	28,121	39,322	3,081
Total liabilities	32,420	33,224	153,217	4,953
Net assets	$47,373,351	$95,063,628	$134,853,972	$8,846,335
NET ASSETS

Retail shares
Net assets	46,002,663	94,145,256	134,361,926	8,699,566
Number of shares outstanding	2,376,523	5,222,566	15,654,849	808,191
Net asset value	$19.36	$18.03	$8.58	$10.76
Institutional shares

Net assets	1,370,688	918,372	492,046	146,769
Number of shares outstanding	69,209	51,035	57,365	13,263
Net asset value	$19.81	$17.99	$8.58	$11.07
Net assets consist of

Paid-in capital	50,247,190	99,473,934	189,334,043	8,762,584
Accumulated undistributed
net investment income	10,492	0	0	0
Accumulated undistributed net realized
loss on investments	(1,053,434)	(3,420,792)	(55,115,123)	(52,587)
Net unrealized gain/(loss)
in value of investments	(1,830,897)	(989,514)	635,052	136,338
Net assets	$47,373,351	$95,063,628	$134,853,972	$8,846,335

See Notes to Financial Statements

ADVANCE CAPITAL I, INC.

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	EQUITY	BALANCED	RETIREMENT	CORE
INVESTMENT INCOME	GROWTH FUND	FUND	INCOME FUND	EQUITY FUND

Interest	$229	$1,701,989	$5,874,178	$49
Dividends	1,233,539	1,716,248	0	283,077
Total investment income	1,233,768	3,418,237	5,874,178	283,126
EXPENSES
Investment advisory fees	442,615	915,582	850,700	98,763
Distribution fees - Retail Class	154,645	325,072	423,842	30,487
Transfer agent and shareholder reporting costs	77,537	139,951	181,773	32,415
Custodian fees	10,794	16,758	10,124	8,764
Directors fees and expenses	17,484	35,862	45,985	3,411
Professional fees	16,571	33,244	46,722	2,961
Registration and filing fees	8,622	10,391	11,216	6,698
Other operating expenses	3,902	7,831	9,794	752
Total expenses	732,170	1,484,691	1,580,156	184,251
Less: Waiver from adviser	0	0	(420)	(20,555)
Net expenses	732,170	1,484,691	1,579,736	163,696
NET INVESTMENT INCOME	501,598	1,933,546	4,294,442	119,430
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net realized loss on investments	(1,053,434)	(3,265,959)	(1,184,807)	(52,587)
Net change in unrealized
loss on investments	(3,194,198)	(3,699,596)	(2,799,529)	(476,318)
NET LOSS ON INVESTMENTS	(4,247,632)	(6,965,555)	(3,984,336)	(528,905)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(3,746,034)	$(5,032,009)	$310,106	$(409,475)

See Notes to Financial Statements

ADVANCE CAPITAL I, INC.

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	EQUITY GROWTH FUND		BALANCED FUND
	2015	2014	2015	2014
DECREASE IN NET ASSETS
Operations:
Net investment income	$501,598	$310,637	$1,933,546	$2,047,446
Net realized gain (loss) on investments	(1,053,434)	17,129,399	(3,265,959)	26,243,260
Net change in unrealized loss on investments	(3,194,198)	(11,531,816)	(3,699,596)	(17,226,199)
Net increase (decrease) in net assets resulting
from operations	(3,746,034)	5,908,220	(5,032,009)	11,064,507
Distributions to Shareholders:
Net investment income
Retail shares	(477,068)	(385,122)	(2,077,427)	(2,265,976)
Institutional shares	(14,038)	(339)	(14,075)	(6,470)
Net realized gains
Retail shares	(135,118)	(17,022,285)	(115,333)	(13,043,605)
Institutional shares	(3,985)	(14,968)	(1,127)	(44,345)
Total distributions to shareholders	(630,209)	(17,422,714)	(2,207,962)	(15,360,396)
Share Transactions:
Retail shares
Net proceeds from sale of shares	1,824,463	2,998,852	10,337,198	13,023,443
Reinvestment of distributions	607,468	17,343,587	2,136,346	15,079,796
Cost of shares reacquired	(28,411,010)	(23,507,938)	(68,864,399)	(36,862,584)
Net change	(25,979,079)	(3,165,499)	(56,390,855)	(8,759,345)
Institutional shares
Net proceeds from sale of shares	1,450,191	16,315	962,965	626,931
Reinvestment of distributions	163	15,307	15,193	50,810
Cost of shares reacquired	(102,783)	(1,456,729)	(553,957)	(332,174)
Net change	1,347,571	(1,425,107)	424,201	345,567
Net decrease derived from share transactions	(24,631,508)	(4,590,606)	(55,966,654)	(8,413,778)
NET ASSETS
Beginning of year	76,381,102	92,486,202	158,270,253	170,979,920
End of year	$47,373,351	$76,381,102	$95,063,628	$158,270,253
ACCUMULATED UNDISTRIBUTED

NET INVESTMENT INCOME	$10,492	$0	$0	$0
NUMBER OF SHARES

Retail shares
Sold	88,577	113,365	548,933	637,586
Shares issued from reinvestment of distributions	31,247	828,647	114,983	783,427
Reacquired	(1,389,454)	(891,029)	(3,710,114)	(1,804,790)
Net change	(1,269,630)	50,983	(3,046,198)	(383,777)
Institutional shares
Sold	70,763	611	51,367	31,156
Shares issued from reinvestment of distributions	8	717	822	2,648
Reacquired	(4,757)	(56,150)	(29,307)	(16,582)
Net change	66,014	(54,822)	22,882	17,222
Net decrease in shares outstanding	(1,203,616)	(3,839)	(3,023,316)	(366,555)
Outstanding:
Beginning of year	3,649,348	3,653,187	8,296,917	8,663,472
End of year	2,445,732	3,649,348	5,273,601	8,296,917

See Notes to Financial Statements

ADVANCE CAPITAL I, INC.

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	RETIREMENT INCOME FUND		CORE EQUITY FUND
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,294,442	$5,377,886	$119,430	$58,536
Net realized gain (loss) on investments	(1,184,807)	2,756,188	(52,587)	3,247,537
Net change in unrealized gain (loss) on investments	(2,799,529)	3,758,880	(476,318)	(1,733,051)
Net increase (decrease) in net assets resulting
from operations	310,106	11,892,954	(409,475)	1,573,022
Distributions to Shareholders:
Net investment income
Retail shares	(4,862,050)	(6,175,444)	(117,476)	(57,841)
Institutional shares	(19,032)	(17,886)	(1,954)	(695)
Net realized gains
Retail shares	0	0	0	(3,199,814)
Institutional shares	0	0	0	(38,439)
Total distributions to shareholders	(4,881,082)	(6,193,330)	(119,430)	(3,296,789)
Share Transactions:
Retail shares
Net proceeds from sale of shares	14,230,510	13,440,584	837,401	3,077,108
Reinvestment of distributions	4,761,523	6,029,319	117,477	3,240,204
Cost of shares reacquired	(75,500,243)	(39,537,295)	(7,123,539)	(3,680,144)
Net change	(56,508,210)	(20,067,392)	(6,168,661)	2,637,168
Institutional shares
Net proceeds from sale of shares	6,347	1,423,812	5,331	6,320
Reinvestment of distributions	118	0	105	1,406
Cost of shares reacquired	(1,443,205)	0	(3,764)	(381,283)
Net change	(1,436,740)	1,423,812	1,672	(373,557)
Net increase (decrease) derived from share transactions	(57,944,950)	(18,643,580)	(6,166,989)	2,263,611
NET ASSETS
Beginning of year	197,369,898	210,313,854	15,542,229	15,002,385
End of year	$134,853,972	$197,369,898	$8,846,335	$15,542,229
ACCUMULATED UNDISTRIBUTED

NET INVESTMENT INCOME	$0	$0	$0	$0
NUMBER OF SHARES

Retail shares
Sold	1,620,907	1,524,071	75,267	229,411
Shares issued from reinvestment of distributions	541,276	683,493	10,918	288,788
Reacquired	(8,609,600)	(4,483,906)	(649,443)	(272,850)
Net change	(6,447,417)	(2,276,342)	(563,258)	245,349
Institutional shares
Sold	720	161,613	464	470
Shares issued from reinvestment of distributions	13	0	9	123
Reacquired	(161,613)	0	(339)	(26,663)
Net change	(160,880)	161,613	134	(26,070)
Net increase (decrease) in shares outstanding	(6,608,297)	(2,114,729)	(563,124)	219,279
Outstanding:
Beginning of year	22,320,511	24,435,240	1,384,578	1,165,299
End of year	15,712,214	22,320,511	821,454	1,384,578

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1. ORGANIZATION OF THE COMPANY

Advance Capital I, Inc. (the “Company”) is a Maryland Corporation organized on March 6, 1987 that commenced operations on August 5, 1987. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Balanced Fund, Retirement Income Fund and the Core Equity Fund (collectively the “Funds”). Advance Capital Management, Inc. (“Management” or “Adviser”) (a wholly owned subsidiary of Advance Capital Group, Inc.) is the Company’s investment adviser.

The Funds offer Retail Class shares and Institutional Class shares, each of which has equal rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. The two share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Note 2. ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Company.

Security Valuation

Equity securities for which exchange quotations are readily available are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent third party pricing service. The independent third party pricing service may use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments to determine market price. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the Board of Directors, which may include using an independent pricing service. Fair value procedures may also be used if the Company determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a Fund’s net asset value is calculated. Money market instruments or short-term debt held by the Funds with a remaining maturity of sixty days or less are valued at net asset value or amortized cost, when amortized cost approximates fair value best.

Note 2. ACCOUNTING POLICIES (Continued)

Fair Value Measurement

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

The three levels of the fair value hierarchy are described below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2015:

Valuation Inputs	Equity Growth Fund	Balanced Fund	Retirement Income Fund	Core Equity Fund
Level 1 – Quoted Prices:
Common Stock*	$44,446,529	$54,503,492	$0	$8,165,359
Exchange Traded Funds	0	2,612,535	0	407,740
Short-term Investments	2,894,817	1,817,861	4,765,982	255,511

Level 2 – Other Significant Observable Inputs:
Fixed Income Securities*	0	35,774,167	129,244,726	0

Level 3 – Significant Unobservable Inputs:
Fixed Income Securities*	0	0	0	0
Total Value of Investments	$47,341,346	$94,708,055	$134,010,708	$8,828,610

*Please refer to the Portfolios of Investments to view common stock and fixed income securities segregated by industry type.

There were no transfers between levels of the fair value hierarchy during the year ended December 31, 2015. The Funds did not hold any Level 3 investments during the year ended December 31, 2015. It is the Funds’ policy to consider transfers into or out of each Level as of the end of the reporting period.

Note 2. ACCOUNTING POLICIES (Continued)

Allocation of Income, Expenses, Gains and Losses

Income, fees and expenses of the Company (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated on a daily basis to each class of shares or Fund based upon their relative net assets. Class-specific fees and expenses are charged directly to the respective share class. Fund-specific fees and expenses are charged directly to the respective Fund.

Federal Income Taxes

It is each Fund’s policy to meet the requirements to qualify each year as a registered investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. Capital losses are available to offset future capital gains, if any.

Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken on the Funds’ 2015 tax return. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. During the period, the Funds did not incur any interest or penalties.

Dividends

Income dividends in the Balanced Fund and Retirement Income Fund are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund and Core Equity Fund, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December. Dividends to shareholders are recorded on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Other

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations. Net investment losses, for which no carryover is permitted, are offset against paid in capital.

Note 3. TRANSACTIONS WITH AFFILIATES

Advance Capital Management, Inc. (a wholly owned subsidiary of Advance Capital Group, Inc.) serves as the Company’s investment advisor. Advance Capital Services, Inc. (“Services”) (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the Company’s shares. Advance Capital Group, Inc. (“Group”) is the Company’s Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by Management, the Company pays a fee on an annual basis equal to .70% of the average daily net assets for the first $500 million and .65% of the average daily net assets exceeding $500 million of the Equity Growth and Balanced Funds; .50% of the average daily net assets for the first $500 million and .45% of the average daily net assets exceeding $500 million of the Retirement Income Fund; and .80% of the average daily net assets of the Core Equity Fund. Group provides administrative, transfer agent and dividend disbursing agent services to the Company and is reimbursed by the Company for all expenses in connection with the performance of its services. The Company will compensate Services for expenses incurred in connection with the distribution of Retail Class shares of the Equity Growth, Balanced, Retirement Income and Core Equity, at .25% of each Fund’s average daily net assets.

Effective August 1, 2015, the Board of Directors of the Advance Capital I, Inc. Funds approved an Expense Limitation Agreement between the Company and Management whereby Management agreed at least until August 1, 2016, to waive its fees and/or reimburse expenses of the Institutional Class of shares of the Retirement Income Fund to the extent necessary to maintain the total annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, expenses associated with instruments in other collective investment vehicles or derivative instruments, borrowing costs, and extraordinary expenses) at a level not to exceed 0.50% of the daily net assets. There is no waiver in place for the Retail Class of shares of the Retirement Income Fund. Waived fees in the Institutional Class of shares of the Retirement Income Fund are subject to repayment in the three fiscal years following the fiscal year in which the expenses occurred, if the Institutional Class of shares of the Retirement Income Fund is able to make the repayment without exceeding its current expense limitation. As of December 31, 2015, Management waived fees of $420 which are subject to repayment until December 31, 2018.

For the year ended December 31, 2015, the Company incurred investment advisory fees of $442,615, $915,582, $850,700 and $98,763 by Management for the Equity Growth Fund, Balanced Fund, Retirement Income Fund and Core Equity Fund, respectively. For the year ended December 31, 2015, the Company was charged distribution fees of $154,645, $325,072, $423,842, and $30,487 by Services for Retail Class shares for the Equity Growth Fund, Balanced Fund, Retirement Income Fund and Core Equity Fund, respectively.

Certain officers and directors of Group, Management, and Services, are also officers and directors of the Company. Director’s fees are only paid to independent directors and consist of quarterly payments of $5,150 to each director. The Chairman of the Board receives an additional 50% in compensation.

Note 4. INVESTMENT PORTFOLIO TRANSACTIONS

The cost of purchases and proceeds from sales of investments, other than short-term obligations and U.S. Government securities, for 2015 were as follows:

	Equity		Retirement	Core
	Growth Fund	Balanced Fund	Income Fund	Equity Fund
Purchases	$133,456,201	$170,566,937	$41,005,070	$24,767,695
Sales	159,157,336	226,935,886	92,591,157	31,022,277

The cost of purchases and proceeds from sales of U.S. Government securities excluded above were as follows:

	Equity		Retirement	Core
	Growth Fund	Balanced Fund	Income Fund	Equity Fund
Purchases	$0	$5,153,516	$5,049,688	$0
Sales	0	5,021,875	5,050,469	0

At December 31, 2015, the gross unrealized net appreciation and depreciation of securities for financial federal income tax reporting purposes consisted of the following:

	Equity		Retirement	Core
	Growth Fund	Balanced Fund	Income Fund	Equity Fund
Unrealized Gain	$2,484,664	$3,206,078	$1,904,101	$447,569
Unrealized Loss	(4,315,561)	(4,279,220)	(1,269,049)	(312,958)
Net Unrealized Gain/

(Loss)*	($1,830,897)	($1,073,142)	$635,052	$134,611
Tax Cost	$49,172,243	$95,781,197	$133,375,656	$8,693,999

*The difference between book basis and tax basis unrealized gain/(loss) are attributable primarily to tax deferral of losses on wash sales.

Note 5. AUTHORIZED SHARES

The Company has one billion authorized shares of common stock, par value of $.001 per share. Each of the Company’s portfolios has 150 million shares authorized for Retail Class shares and 100 million shares authorized for Institutional Class shares.

Note 6. FEDERAL INCOME TAX INFORMATION

The tax characteristics of distributions paid to shareholders during the years ended December 31, 2015 and 2014 were as follows:

	Distributions			Total
2015	Paid from	Long Term	Return of	Distributions
	Ordinary Income	Capital Gain	Capital	Paid
Equity Growth Fund	$527,755	$102,454	$0	$630,209
Balanced Fund	2,091,502	116,460	0	2,207,962
Retirement Income Fund	4,881,082	0	0	4,881,082
Core Equity Fund	119,430	0	0	119,430

	Distributions			Total
2014	Paid from	Long Term	Return of	Distributions
	Ordinary Income	Capital Gain	Capital	Paid
Equity Growth Fund	$8,173,577	$9,249,137	$0	$17,422,714
Balanced Fund	2,272,446	13,087,950	0	15,360,396
Retirement Income Fund	6,193,330	0	0	6,193,330
Core Equity Fund	1,595,238	1,701,551	0	3,296,789

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Accumulated	Unrealized	Total
				Accumulated
	Accumulated Net	Capital Gains and	Gain/	Earnings/
	Investment Income	Losses	(Loss)	(Deficit)

Equity Growth Fund	$10,492	($1,053,434)	($1,830,897)	($2,873,839)
Balanced Fund	0	(3,337,164)	(1,073,142)	(4,410,306)
Retirement Income Fund	0	(55,115,123)	635,052	(54,480,071)
Core Equity Fund	0	(50,860)	134,611	83,751

At December 31, 2015, capital loss carryovers and their expiration dates were as follows:

	Equity		Retirement	Core
	Growth Fund	Balanced Fund	Income Fund	Equity Fund
December 31, 2016	$0	$0	$39,244,091	$0
December 31, 2017	0	0	10,127,592	0
December 31, 2018	0	0	3,971,993	0
Nonexpiring Losses-ST	853,014	3,337,164	639,388	50,860
Nonexpiring Losses-LT	200,420	0	1,132,059	0

Total	$1,053,434	$3,337,164	$55,115,123	$50,860

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Advance Capital I, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Advance Capital I, Inc., comprising the Equity Growth Fund, Balanced Fund, Retirement Income Fund, and Core Equity Fund (the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Advance Capital I, Inc. as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 16, 2016

ADDITIONAL INFORMATION (UNAUDITED)

MANAGEMENT OF THE FUNDS

Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the Company, their addresses, and principal occupations during the last five years, are as follows:

	Position(s) &	Year		Number of	Other
			Principal Occupations	Portfolios	Directorships
Name and Address	Office(s)	Elected*	During past 5 Years	Overseen	Held**

INTERESTED DIRECTORS***

Christopher M.Kostiz	Director and	2012	President, Advance Capital I, Inc.;	4	None
One Towne Square	President		Vice President, Advance Capital
Suite 444			I, Inc. from prior to 2010 until
Southfield, MI 48076			January 2012; President and Senior
Age 47			Portfolio Manager, Advance Capital
Management, Inc..

DISINTERESTED DIRECTORS

Joseph A. Ahern	Director	1995	Attorney; President and	4	Birmingham
One Towne Square			Shareholder; Ahern & Kill, formerly		Bloomfield
Suite 444	Independent		Ahern Fleury (law firm)		Bancshares, Inc.
Southfield, MI 48076	Chairman	2005			(2011 to date)
Age 57

Susan E. Burns	Director	2008	President, St. John Providence	4	None
One Towne Square			Foundations (Healthcare)
Suite 444
Southfield, MI 48076
Age 54

Janice E. Loichle	Director	2001	Retired; Former Vice President,	4	None
One Towne Square			Chief Integration Officer and Chief
Suite 444			of Local Exchange Operations, XO
Southfield, MI 48076			Communications, Inc. (formerly
Age 67			NEXTLINK Communications);
President, NEXTLINK Solutions
(Telecommunications)

MANAGEMENT OF THE FUND (Continued)

	Position(s) &	Year	Principal Occupations	Number of	Other
				Portfolios	Directorships
Name and Address	Office(s)	Elected*	During past 5 Years	Overseen	Held**

Thomas L. Saeli	Director	2000	Chief Executive Officer, JRB	4	Ultralife
One Towne Square			Enterprises, Inc. since March 2011		Corporation (2010
Suite 444			(manufacturing)		to date)
Southfield, MI 48076
Age 58

OTHER OFFICERS

Joseph R. Theisen	Vice President	2012	Vice President, Advance Capital	4	None
One Towne Square			I, Inc.; President, Advance Capital
Suite 444			Group, Inc.; President, Advance
Southfield, MI 48076			Capital Services, Inc.
Age 54

Kathy J. Harkleroad	Vice President,	1996	Vice President, Chief Compliance	4	None
One Towne Square	Chief Compliance		Officer and Secretary, Advance
Suite 444	Officer and		Capital I, Inc. and Advance Capital
Southfield, MI 48076	Secretary		Group, Inc.; Marketing Director,
Age 63			Advance Capital Services, Inc.

Julie A. Katynski	Vice President	2003	Vice President - Finance, Assistant	4	None
One Towne Square	and Assistant		Secretary & Treasurer, Advance
Suite 444	Secretary		Capital I, Inc. and Advance Capital
Southfield, MI 48076			Group, Inc.
Age 50	Treasurer	2012

*There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.

**This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

***Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

The Funds’ SAI includes additional information about the Directors and is available free of charge, upon request, by calling (800) 345-4783.

Expense Examples:

As a shareholder of the Advance Capital I, Inc. Funds, you incur ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Advance Capital I, Inc. Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/15	12/31/15	7/1/15 - 12/31/15	7/1/15 - 12/31/15

Equity Growth Fund
Retail shares	$1,000.00	$937.40	$5.66	1.16%
Institutional shares	1,000.00	940.00	4.50	0.92%

Balanced Fund
Retail shares	$1,000.00	$961.40	$5.64	1.14%
Institutional shares	1,000.00	963.70	4.41	0.89%

Retirement Income Fund
Retail shares	$1,000.00	$998.70	$4.69	0.93%
Institutional shares	1,000.00	1,002.10	3.08	0.61%

Core Equity Fund
Retail shares	$1,000.00	$972.10	$6.59	1.33%
Institutional shares	1,000.00	975.40	5.36	1.08%

*Expenses are equal to the average account value times each Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about the hypothetical values and hypothetical expenses based on each Advance Capital I, Inc. Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/15	12/31/15	7/1/15 - 12/31/15	7/1/15 - 12/31/15

Equity Growth Fund
Retail shares	$1,000.00	$1,019.30	$5.89	1.16%
Institutional shares	1,000.00	1,020.51	4.67	0.92%

Balanced Fund
Retail shares	$1,000.00	$1,019.46	$5.80	1.14%
Institutional shares	1,000.00	1,020.72	4.53	0.89%

Retirement Income Fund
Retail shares	$1,000.00	$1,020.46	$4.72	0.93%
Institutional shares	1,000.00	1,022.07	3.10	0.61%

Core Equity Fund
Retail shares	$1,000.00	$1,018.45	$6.75	1.33%
Institutional shares	1,000.00	1,019.71	5.48	1.08%

*Expenses are equal to the average account value times each Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

PROXY VOTING

The policies and procedures that Advance Capital I, Inc. uses to determine how to vote proxies relating to portfolio securities is available on the SEC’s website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2015 is available at (1) without charge, upon request, by calling (800) 345-4783, and (2) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Advance Capital I, Inc. Funds file with the SEC a complete schedule of its portfolio holdings as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www. sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) This information is also available without charge , upon request, by calling (800) 345-4783.

BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that the Board of Directors, including a majority of the Independent Directors voting separately, annually approve the Company’s investment advisory agreement (the “Agreement”) with Advance Capital Management, Inc. The Directors must determine that the terms of the Agreement are fair and reasonable and that renewal of the Agreement will enable the Funds to receive quality investment advisory services at a cost deemed reasonable and that renewal is in the best interests of the Advance Capital I, Inc. Funds (“the Funds”) and their shareholders.

Factors Considered

The Board specifically considered the renewal of this Agreement at its meeting on July 24, 2015. Each Director relied upon personal knowledge of the Advisor, its services and the Funds. In addition, the Directors considered a number of factors in renewing the Agreement including, among other things, (i) the nature, extent and quality of services furnished by the Advisor to each Fund; (ii) the investment performance of the Funds compared to relevant indices and the performance of peer groups of other open-end investment companies pursuing similar strategies, (iii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisors; (iv) the profitability of the Advisors as they relate to their investment advisory relationship with the Funds, (v) the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies, (vi) the record of compliance with the Funds’ investment policies and restrictions, (vii) the Funds’ Code of Ethics as well as the structure and responsibilities of the Advisor’s compliance department, and (viii) the disclosures included in the Company’s reports to shareholders.

Deliberative Process

To assist the Directors in their evaluation of the quality of the Advisor’s services and the reasonableness of the Advisor’s fees under the Agreement, the Directors received information from independent legal counsel outlining the factors appropriate for consideration when evaluating investment advisory contracts as well as the duties of directors in approving such contracts. The Directors also requested and received various materials relating to the Advisor’s investment services under the Agreement. These materials included a report prepared by the Advisor comparing the Funds advisory fees and expenses to a group of several hundred funds determined to be similar to each of the funds (called the “peer group”). The Advisor’s report also included a performance comparison for the Funds against appropriate indexes. In addition, the Board received reports and presentations from the Advisor that described, among other things, the Advisor’s financial condition, profitability from their relationship with the Funds, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures. The Board also considered information received from the Advisor throughout the year, including investment performance and expense ratio reports for the Funds.

The following summarizes matters considered by the Directors in connection with their approval of the Agreement. The decision to approve the Agreement was not based on any single factor and this summary does not detail all the matters which were considered. However, the Directors concluded that each of the factors outlined below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Directors received and considered various data and information regarding the nature, extent, and quality of services provided to the Funds by the Advisor under this Agreement. The Directors reviewed the background, education and experience of the Advisor’s key portfolio management and operational personnel and the amount of attention devoted to the Funds by the Advisor’s portfolio management personnel. Accordingly, the Directors were satisfied that the Advisor’s investment personnel devote a significant portion of their time and attention to the success of the Funds and their investment strategies. The Directors also considered the Advisor’s policies and systems designed to achieve compliance with each Funds’ investment objectives and regulatory requirements. Based on these factors, the Directors concluded that the nature, extent, and quality of the investment advisory services are satisfactory, and that the Advisor possesses the ability to continue to provide these services to the Funds.

Investment Performance

The Board of Directors considered many variables when assessing the performance of the Advance Capital I Funds including total return, yield and performance against the peer group. It was noted that the Equity Growth Fund underperformed its Morningstar category average and the Rusell Mid Cap Value Index for the quarter to date, one year and five year periods. It was noted that the Balanced Fund’ outperformed the Morningstar Moderate Target Risk category for the five year period and provided returns in line with the Morningstar category over the three year period. The Board discussed the performance of the Retirement Income Fund and noted that the Fund outperformed its Morningstar category for the one year, three year and five year periods. The Board next discussed the Core Equity Fund and noted positive returns for each of the one year, three year and five year periods. The Board of Directors concluded that based on the management style, long-term investment performance and investment strategy, the renewal of this Agreement was warranted.

Costs of Services Provided and Profits Realized by the Advisor

The Directors considered each of the Fund’s expense ratios against those of a peer group of funds. The Equity Growth Fund’s expense ratios for the twelve months ended December 31, 2014 were in the first quartile (lowest). The Balanced Fund, Core Equity Fund and Retirement Income Fund’s expense ratios were in-line or lower than their respective category averages. The Directors concluded that each of the Fund’s overall expense ratios were comparable or better than funds in their category and as such, a benefit to shareholders. The Directors determined that the fees under this Agreement were reasonable and fair in light of both the nature and quality of services provided by the Advisor as compared to fees charged by funds in their respective peer groups.

The Directors also considered the level of the Advisor’s profits as it pertained to the management of the Funds. Consideration included a review of the Investment Advisor’s methodology for allocating certain of its costs to the management of each Fund. The Directors also considered the financial results realized by the Investment Advisor in connection with the operation of the Funds and concluded that the Advisor’s profit from management of the Funds, including the financial results derived from the Funds, bear a reasonable relationship to the services rendered and are fair and reasonable for the management of the Funds in light of the business risks involved.

Economies of Scale

The Directors considered whether the Funds had appropriately benefited from any existing economies of scale and whether there was potential for any further reduction of fees. The Directors concluded that the existing fee structures reflected the appropriate economies of scale.

Approval

The Directors, in light of the Advisor’s overall performance, considered it appropriate to continue the management services of the Advisor. Based upon their evaluation of all material factors deemed relevant and the advice of counsel, the Directors concluded that the Agreement with the Funds is fair and reasonable and unanimously voted to approve the continuation of the Agreement for another year.

(This page intentionally left blank)

Advance Capital I, Inc.

Annual Report
December 31, 2015

ADVANCE
CAPITAL I

Distributor:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

Administrator and Transfer Agent:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

Custodian:
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Officers:
Christopher M. Kostiz, President
Joseph R. Theisen, Vice President
Kathy J. Harkleroad, Vice President,
Chief Compliance Officer & Secretary
Julie A. Katynski, Vice President, Treasurer & Assistant Secretary

Board of Directors:
Joseph A. Ahern
Susan E. Burns
Christopher M. Kostiz
Janice E. Loichle
Thomas L. Saeli

AN INVESTMENT COMPANY
WITH FOUR FUNDS

Item 2.  Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  During the period covered by this report, there have been no amendments to such code of ethics nor were any waivers to such code of ethics granted.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts.  The designation of a person as an "Audit Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation.  Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $66,000 for year ended December 31, 2015 and $66,000 for year ended December 31, 2014.

b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item were $0 for year ended December 31, 2015 and $0 for year ended December 31, 2014.

c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $12,000 in the year ended December 31, 2015 and $12,000 in the year ended December 31, 2014.  Such services include review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for year ended December 31, 2015 and $0 for year ended December 31, 2014.

e) (1) Audit Committee Pre-Approval Policies and Procedures

ADVANCE CAPITAL I, INC.

PRE-APPROVAL POLICIES AND PROCEDURES

As adopted by the AUDIT COMMITTEE of the Board of Directors of the

Advance Capital I, Inc. Funds ("Funds")

The Sarbanes-Oxley Act of 2002 ("Act") and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules") require that the funds' audit Committee of the Board of Directors ("Audit Committee") pre-approve all audit and non-audit services provided to the fund by its independent accountant ("Auditor").  It also covers any non-audit services provided by the Auditor to the Funds' investment adviser or affiliates of the adviser that provide ongoing services to the Fund ("Service Affiliates") IF these services directly impact the Funds' operations and financial reporting.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and non-audit services provided by the Auditor to the funds and Service Affiliates.  These policies and procedures do not apply to audit services provided to Service Affiliates by the Auditors, nor do they apply to services provided by another audit firm.

These policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services with minimal disruption to normal business operations.  Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.   GENERAL

1.   The Audit Committee must pre-approve all audit and non-audit services that the Auditor provides to the Fund.

2.   The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the auditor's engagement IF the non-audit services directly impact the fund's operations and financial reporting.

B.   PRE-APPROVAL OF AUDIT SERVICES TO THE FUND

1.   The audit Committee shall approve the engagement of the auditor to certify the fund's financial statements for each fiscal year (the "Engagement").  The approval of the Engagement shall not be delegated to a Designated Member (see Section D below).  In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the fund will receive.

2.   The Audit Committee shall report to the Board of Directors (the "Board") its approval of the Engagement and the proposed fees for such Engagement, as well as the basis for such approval.

3.   Unless otherwise in accordance with applicable law, the Engagement shall require that the Auditor be selected by a vote, cast in person, of a majority of the members of the Fund's Board who are "not interested" persons of the Board (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent directors").

C.   Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates--by Types of Services

1.   The Audit Committee may pre-approve certain types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.

2.   Annually, when the Audit Committee considers the Engagement of the Auditor, management of the Fund shall provide to the Audit Committee, for its consideration and action, the following:  (a) a list of non-audit services that the Fund may request from the Auditor during the fiscal year; and (b) a list of non-audit services directly impacting the funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.   Lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.   The Audit committee's pre-approval of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed during the fiscal year.

5.   A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the auditor.  Periodically, the Auditor will discuss with the Audit committee those non-audit services that have been or are being provided pursuant to this Section C.

D.   Pre-Approval of Non-Audit Services to the Fund and to Service

Affiliates--on a Project-by-Project Basis

1.   The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.   Management of the Fund may submit either to the Audit Committee or to their Designated Member a pre-approval request for one or more non-audit projects.  The request shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.

3.   The Audit Committee shall designate one or more of its members who are "not interested" Directors (each a "Designated Member") to consider any non-audit services to the Fund or any Service Affiliate, which have not been pre-approved by the Audit Committee.  The Designated Member shall review, on behalf of the Audit Committee any proposed material change in the nature or extent of any non-audit services previously approved.  The fund's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.   The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

a)   Pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

b)   Refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member shall take into account all relevant matters.

5.   The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for management of the Fund or Service Affiliate  to utilize the auditor for the non-audit services which have been pre-approved.  Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting.  If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter will be presented to the full Audit Committee for its consideration and action.

E.   AMENDMENT; ANNUAL REVIEW

1.   The Audit Committee may amend these procedures from time to time.

2.   These procedures shall be reviewed annually by the Audit Committee.

F.   RECORD KEEPING

1.   The Fund shall maintain a written record of all decisions made by the Audit Committee or the Designated Member pursuant to these procedures, together with appropriate supporting material.

2.   A record of the approval of any non-audit service pursuant to the de minimis exception provided in the Rules shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.   A copy of these Procedures and any amendments shall be permanently maintained in an easily accessible place.  Written records referred to in paragraphs 1 and 2 of this Section F shall be maintained for six years from the end of the fiscal year in which the actions were taken.  They will be maintained in an easily accessible location for the first two years.

(e)(2)  PERCENTAGE OF SERVICES REFERRED TO IN 4(B) - (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE:

100% of services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)   Percentage of hours expended on the principal accountant’s engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

g)   Non-Audit Fees: The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for year ended December 31, 2015 and $0 for year ended December 31, 2014.

h)   Not applicable.

Item 5.  Audit Committee of Listed Registrant.

Not applicable because registrant’s shares are not listed for trading on a national securities exchange.

Item 6.  Schedule of Investments.

Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable for open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)

The Company maintains a system of disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in its reports filed or submitted under the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to management to allow timely decisions regarding required disclosures.  The Company’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on their evaluation of the disclosure controls and procedures as of December 31, 2015, a date that is within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting

Item 12.  Exhibits.

(a)(1)   Code of Ethics (filed herewith).

(a)(2)   Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the      Sarbanes-Oxley Act of 2002 (filed herewith).

(a)(3)   Not applicable.

(b)        Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCE CAPITAL I, INC.

By:   /S/ Christopher M. Kostiz

        Christopher M. Kostiz, President

        (principal executive officer)

Date: March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities on the dates indicated.

By:   /S/ Christopher M. Kostiz

        Christopher M. Kostiz, President

        (principal executive officer)

Date: March 7, 2016

By:   /S/ Julie A. Katynski

        Julie A. Katynski, Vice President, Treasurer &

        Assistant Secretary

        (principal financial officer)

Date: March 7, 2016